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                  RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                 as Depositor

                                     and

                               ________________

                               as Owner Trustee

                   ________________________________________

                               TRUST AGREEMENT

                         Dated as of ________________

                   ________________________________________

                     HOME EQUITY LOAN TRUST [    ]-[   ]
                    Home Equity Loan-Backed Certificates,
                             Series [    ]-[   ]

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                               TABLE OF CONTENTS

      Section 3.05.  Registration of and Limitations on Transfer and

      Section 3.08.  Access to List of Certificateholders' Names and

      Section 4.04.  No Duties Except as Specified under Specified
                     Documents or in Instructions...........................13

      Section 4.05.  Restrictions...........................................13

      Section 4.06.  Prior Notice to Certificateholders and the
                     Enhancer with Respect to Certain Matters...............13

      Section 4.07.  Action by Certificateholders with Respect to
                     Certain Matters........................................14

      Section 4.08.  Action by Certificateholders with Respect to

      Section 6.06.  Owner Trustee Not Liable for Certificates or

      Section 10.13. Rights of Enhancer to Exercise Rights of
                     Certificateholders.....................................28

                               1
      This trust  agreement,  dated as of  ________________  (as amended  from time to time, the "Trust  Agreement"),  is between  Residential Asset Mortgage
Products,  Inc., a Delaware corporation,  as depositor (the "Depositor"),  and
________________,  a  Delaware  banking  corporation,  as owner  trustee  (the
"Owner Trustee").

                                 WITNESSETH:

      WHEREAS,  the Depositor and the Owner Trustee  desire to form a Delaware statutory trust;

      NOW,  THEREFORE,  in  consideration  of  the  mutual  agreements  herein contained, the Depositor and the Owner Trustee agree as follows:

                                  ARTICLE I

                                 Definitions

Section 1.01.     Definitions.  For all purposes of this Trust Agreement,
except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of
________________ (the "Indenture"), between Home Equity Loan Trust
[    ]-[   ], as Issuer, and ________________, as Indenture Trustee.  All
other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.     Other Definitional Provisions.

(a)   All  terms  defined  in this  Trust  Agreement  shall  have the  defined meanings  when used in any  certificate  or other  document  made or delivered pursuant hereto unless otherwise defined therein.

(b)   As  used  in  this  Trust  Agreement  and in any  certificate  or  other document made or delivered  pursuant hereto or thereto,  accounting  terms not defined in this Trust Agreement or in any such  certificate or other document, and  accounting  terms partly  defined in this Trust  Agreement or in any such certificate  or other  document  to the  extent  not  defined,  shall have the
respective   meanings  given  to  them  under  generally  accepted  accounting principles.  To the extent that the  definitions  of accounting  terms in this
Trust Agreement or in any such  certificate or other document are inconsistent
with  the  meanings  of  such  terms  under  generally   accepted   accounting
principles,  the definitions  contained in this Trust Agreement or in any such certificate or other document shall control.

(c)   The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Trust  Agreement  shall refer to this Trust  Agreement  as a whole and not to any  particular  provision of this Trust  Agreement;  Section and Exhibit  references  contained in this Trust  Agreement are  references to
Sections  and  Exhibits  in  or  to  this  Trust  Agreement  unless  otherwise specified;  the term "including"  shall mean "including  without  limitation";
"or" shall include  "and/or";  and the term "proceeds"  shall have the meaning ascribed thereto in the UCC.

(d)   The definitions  contained in this Trust Agreement are applicable to the singular  as well as the plural  forms of such terms and to the  masculine  as well as to the feminine and neuter genders of such terms.

(e)   Any  agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument  or statute as from time to time  amended,  modified or
supplemented   and  includes  (in  the  case  of  agreements  or  instruments)
references to all attachments  thereto and instruments  incorporated  therein;
references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                 Organization

Section 2.01.     Name.  The  trust  created  hereby  shall  be known as "Home
Equity Loan Trust  [    ]-[   ],"  in which name the Owner Trustee may conduct
the business of the Trust,  make and execute  contracts and other  instruments on behalf of the Trust and sue and be sued.

Section 2.02.     Office.  The  office  of the  Trust  shall be in care of the
Owner  Trustee  at the  Corporate  Trust  Office or at such  other  address in
Delaware  as  the  Owner  Trustee  may  designate  by  written  notice  to the
Certificateholders, the Depositor, and the Enhancer.

Section 2.03.     Purposes  and Powers.  The purpose of the Trust is to engage in the following activities:

(i)   to issue  the  Notes  pursuant  to the  Indenture  and the  Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

(ii)  to purchase the Mortgage Loans and to pay the  organizational,  start-up and transactional expenses of the Trust;

(iii) to  assign,  grant,  transfer,  pledge and  convey  the  Mortgage  Loans pursuant  to  the  Indenture  and  to  hold,  manage  and  distribute  to  the
Certificateholders  pursuant to Section 5.01 any portion of the Mortgage Loans released  from the  Lien of,  and  remitted  to the  Trust  pursuant  to,  the
Indenture;

(iv)  to enter into and perform its  obligations  under the Basic Documents to which it is to be a party;

(v)   to engage in those activities,  including entering into agreements, that are  necessary,  suitable or  convenient  to  accomplish  the foregoing or are incidental thereto or connected therewith,  including,  without limitation, to accept additional  contributions of equity that are not subject to the Lien of the Indenture; and

(vi)  subject to compliance with the Basic Documents,  to engage in such other activities as may be required in  connection  with  conservation  of the Trust
Estate and the making of distributions to the Securityholders.

The Trust is hereby  authorized  to engage in the  foregoing  activities.  The
Trust  shall not  engage in any  activity  other than in  connection  with the foregoing or other than as required or  authorized  by the terms of this Trust
Agreement or the other Basic Documents  while any Note is outstanding  without the consent of the  Certificateholders  of Certificates  evidencing a majority
of  the   aggregate   Certificate   Percentage   Interest  of  each  Class  of
Certificates,  the  Indenture  Trustee,  the Enhancer and the  Noteholders  of
Notes representing a majority of the aggregate Voting Rights of the Notes.

Section 2.04.     Appointment   of  Owner   Trustee.   The  Depositor   hereby
appoints  the Owner  Trustee as trustee of the Trust  effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05.     Initial   Capital   Contribution   of   Trust   Estate.   In
consideration  of the delivery by the Owner  Trustee,  on behalf of the Trust, of the  Securities  to the  Depositor or its  designee,  upon the order of the
Depositor,  the Depositor,  as of the Closing Date and  concurrently  with the execution and delivery  hereof,  does hereby  transfer,  assign,  set over and otherwise  convey to the Trust,  without  recourse,  but  subject to the other terms and  provisions  of this Trust  Agreement,  all of the right,  title and interest  of  the  Depositor  in  and  to  the  Trust  Estate.  The  foregoing transfer,  assignment,  set over and conveyance  does not, and is not intended to, result in a creation or an  assumption  by the Trust of any  obligation of the  Depositor  or any other  Person in  connection  with the Trust  Estate or under any agreement or instrument  relating  thereto,  except as  specifically set forth herein.

      The Owner Trustee,  on behalf of the Trust,  acknowledges the conveyance to the Trust by the  Depositor,  as of the Closing  Date, of the Trust Estate,
including  all right,  title and interest of the Depositor in and to the Trust
Estate.  Concurrently  with such  conveyance  and in  exchange  therefor,  the
Trust has pledged the Trust Estate to the  Indenture  Trustee and has executed the  Certificates and the Notes and caused them to be duly  authenticated  and delivered.

Section 2.06.     Declaration  of Trust.  The Owner  Trustee  hereby  declares that it  shall  hold  the  Trust  Estate  in trust  upon  and  subject  to the
conditions   set   forth   herein   for   the   use   and   benefit   of   the
Certificateholders,  subject to the  obligations  of the Trust under the Basic
Documents.  It  is  the  intention  of  the  parties  hereto  that  the  Trust constitute a statutory  trust under the Statutory  Trust Statute and that this
Trust Agreement  constitute the governing  instrument of such statutory trust.
Effective  as of the date  hereof,  the Owner  Trustee  shall have all rights, powers and duties set forth  herein and in the  Statutory  Trust  Statute with respect to  accomplishing  the purposes of the Trust.  It is the  intention of the  parties  hereto  that  solely  for  federal,  state and local  income and franchise tax purposes,  for so long as 100% of the Certificates are held by a single person or entity,  the Trust shall be treated as a disregarded  entity, with the Trust  Estate being  treated as assets of a single  person or entity, and the Notes being  treated as debt of the single  person or entity,  and the provisions  of this Trust  Agreement  shall be  interpreted  to  further  this intention.  If more than one person owns the  Certificates,  it is the further intention  of the  parties  hereto that  solely for  federal,  state and local income  and  franchise  tax  purposes  the Owner  Trust  shall be treated as a partnership,  with the  assets of the  partnership  being  Trust  Estate,  the partners of the partnership being the  Certificateholders  and the Notes being debt of the  partnership.  The  provisions  of this Trust  Agreement  shall be interpreted  to  further  such  intentions.  Neither  the  Depositor  nor  any
Certificateholder  shall have any  personal  liability  for any  liability  or obligation  of the  Trust,  other  than  the  indemnification  obligations  as provided in Section 7.2 herein.

Section 2.07.     Title to Trust  Property.  Legal  title to the Trust  Estate shall be vested at all times in the Trust as a separate  legal  entity  except where  applicable  law in any  jurisdiction  requires title to any part of the
Trust Estate to be vested in a trustee or trustees,  in which case title shall be deemed to be vested in the Owner  Trustee,  a co-trustee  and/or a separate trustee, as the case may be.

Section 2.08.     Situs of Trust.  The Trust will be located and  administered in the State of Delaware.  All bank  accounts  maintained by the Owner Trustee on behalf of the Trust  shall be  located  in the State of  __________  or the
State of  ___________.  The Trust  shall not have any  employees  in any state other than Delaware;  provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having  employees  within or without the State of  Delaware  or taking  actions  outside  the State of  Delaware  in order to comply  with  Section  2.03.  Payments  will be  received by the Trust only in
Delaware  or  Minnesota,  and  payments  will be made by the  Trust  only from
___________  or  ____________.  The only  office of the  Trust  will be at the
Corporate Trust Office of the Owner Trustee in Delaware.

Section 2.09.     Representations   and  Warranties  of  the  Depositor.   The
Depositor  hereby  represents  and  warrants  to the  Owner  Trustee  and  the
Enhancer that:

(a)   The Depositor is duly  organized  and validly  existing as a corporation in good  standing  under the laws of the  State of  Delaware,  with  power and authority  to  own  its  properties  and  to  conduct  its  business  as  such properties are currently owned and such business is at present conducted.

(b)   The Depositor is duly qualified to do business as a foreign  corporation in good standing and has obtained all necessary  licenses and approvals in all jurisdictions  in which the  ownership or lease of its property or the conduct of its business shall require such  qualifications and in which the failure to so qualify would have a material  adverse effect on the business,  properties, assets or condition  (financial or otherwise) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

(c)   The  Depositor  has the power and  authority to execute and deliver this
Trust  Agreement and to carry out its terms;  the Depositor has full power and authority  to sell and  assign the  property  to be sold and  assigned  to and deposited  with the  Trust as part of the  Trust  and the  Depositor  has duly authorized  such sale and assignment and deposit to the Trust by all necessary corporate  action;  and the execution,  delivery and performance of this Trust
Agreement  have  been  duly  authorized  by the  Depositor  by  all  necessary corporate action.

(d)   The  consummation  of  the  transactions   contemplated  by  this  Trust
Agreement  and the  fulfillment  of the  terms  hereof do not  conflict  with, result  in any  material  breach of any of the  terms  and  provisions  of, or constitute  (with or  without  notice  or lapse  of time) a  material  default under,  the  articles  of  incorporation  or bylaws of the  Depositor,  or any material indenture,  agreement or other instrument to which the Depositor is a party or by which it is bound;  nor result in the  creation or  imposition  of any  Lien  upon  any of its  properties  pursuant  to the  terms  of any  such indenture,  agreement or other  instrument  (other than  pursuant to the Basic
Documents);  nor violate any law or, to the best of the Depositor's knowledge, any order,  rule or regulation  applicable to the Depositor of any court or of
any  federal  or  state  regulatory  body,   administrative  agency  or  other
governmental  instrumentality  having  jurisdiction  over the Depositor or its properties.

Section 2.10.     Payment  of Trust  Fees.  The  Owner  Trustee  shall pay the
Trust's fees and expenses  incurred  with  respect to the  performance  of the
Trust's duties under the Indenture.

                                   ARTICLE III

                Conveyance of the Mortgage Loans; Certificates

Section 3.01.     Conveyance   of   the   Mortgage   Loans.   The   Depositor,
concurrently  with the execution and delivery  hereof,  does hereby  transfer, convey  and  assign to the  Trust,  on behalf of the  Securityholders  and the
Enhancer,  without recourse,  all its right,  title and interest in and to the
Initial  Mortgage  Loans,  including  but not  limited  to any  rights  of the
Depositor under the Purchase  Agreement.  The Depositor shall also provide the
Indenture Trustee with the Policy.

      The parties hereto intend that, for non-tax  purposes,  the  transaction set forth herein be a sale by the  Depositor to the Trust of all of its right, title and interest in and to the Initial  Mortgage  Loans.  In the event that, for non-tax  purposes,  the transaction set forth herein is not deemed to be a sale, the Depositor  hereby grants to the Trust a security  interest in all of its right,  title and  interest in, to and under the Initial  Mortgage  Loans, all distributions  thereon and all proceeds thereof;  and this Trust Agreement shall constitute a security agreement under applicable law.

Section 3.02.     Initial  Ownership.  Upon the  formation of the Trust by the contribution  by the Depositor  pursuant to Section 2.05 and the conveyance of the Initial  Mortgage  Loans  pursuant to Section 3.01 and the issuance of the
Certificates,  _______  shall be the sole  Certificateholder  of each Class of
Certificates.

Section 3.03.     Issuance of Certificates.  The Certificates  shall be issued in minimum  denominations  of a  Percentage  Interest of 10.0000% and integral multiples of 0.0001% in excess thereof.  The  Certificates  shall be issued in substantially the form attached hereto as Exhibit A.

      The  Certificates  shall be executed on behalf of the Trust by manual or facsimile  signature  of an  authorized  officer  of  the  Owner  Trustee  and authenticated  in the manner  provided in Section 3.04.  Certificates  bearing the manual or facsimile  signatures of individuals  who were, at the time when such signatures  shall have been affixed,  authorized to sign on behalf of the
Trust,  shall be validly  issued  and  entitled  to the  benefit of this Trust
Agreement,  notwithstanding  that such  individuals  or any of them shall have ceased to be so authorized  prior to the  authentication  and delivery of such
Certificates  or did not hold such offices at the date of  authentication  and delivery of such Certificates.  A Person shall become a Certificateholder  and shall  be  entitled  to  the  rights  and  subject  to  the  obligations  of a
Certificateholder  hereunder  upon such  Person's  acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

      A  transferee  of a  Certificate  shall become a  Certificateholder  and shall  be  entitled  to  the  rights  and  subject  to  the  obligations  of a
Certificateholder   hereunder   upon  such   transferee's   acceptance   of  a
Certificate  duly  registered in such  transferee's  name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

Section 3.04.     Authentication   of  Certificates.   Concurrently  with  the
acquisition of the Initial  Mortgage Loans by the Trust,  the Owner Trustee or
the  Certificate  Paying  Agent  shall  cause the  Certificates  in an initial
Percentage  Interest  of  100.00%  to be  executed  on  behalf  of the  Trust, authenticated  and delivered to or upon the written  order of _______,  signed by its chairman of the board,  its  president or any vice  president,  without
further  corporate  action  by  _______,  in  authorized   denominations.   No
Certificate shall entitle the  Certificateholder  thereof to any benefit under this Trust  Agreement or be valid for any purpose unless there shall appear on such  Certificate a certificate of  authentication  substantially  in the form set  forth  in  Exhibit  A  hereto,  executed  by  the  Owner  Trustee  or the
Certificate Paying Agent, by manual signature,  and such authentication  shall
constitute   conclusive   evidence  that  such   Certificate   has  been  duly
authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

Section 3.05.     Registration of and Limitations on Transfer and Exchange of
Certificates.  The  Certificate  Registrar  shall keep or cause to be kept, at the office or agency  maintained  pursuant  to  Section  3.09,  a  Certificate
Register  in  which,  subject  to  such  reasonable   regulations  as  it  may
prescribe,  the Certificate  Registrar  shall provide for the  registration of
Certificates  and  of  transfers  and  exchanges  of  Certificates  as  herein provided.  The Indenture Trustee shall be the initial  Certificate  Registrar.
If the Certificate  Registrar  resigns or is removed,  the Owner Trustee shall appoint a successor Certificate Registrar.

      Subject  to  satisfaction  of  the  conditions  set  forth  below,  upon surrender for  registration  of transfer of any  Certificate  at the office or agency  maintained  pursuant to Section 3.09, the Owner Trustee shall execute, authenticate  and  deliver (or shall cause the  Certificate  Registrar  as its authenticating  agent  to  authenticate  and  deliver),  in  the  name  of the designated  transferee  or  transferees,  one  or  more  new  Certificates  in authorized  denominations  of a  like  aggregate  amount  dated  the  date  of authentication  by the  Owner  Trustee  or any  authenticating  agent.  At the option  of a  Certificateholder,  Certificates  may  be  exchanged  for  other
Certificates  of  authorized  denominations  of a like  aggregate  amount upon surrender  of the  Certificates  to be  exchanged  at  the  office  or  agency maintained pursuant to Section 3.09. The initial  Certificateholder  agrees to not  transfer  any  Certificate  during  either  the  Revolving  Period or the
Managed Amortization Period, unless the initial Certificateholder  receives an
Opinion of Counsel  stating  that such  transfer of the  Certificate  will not adversely  affect the opinion  delivered  on the Closing  Date by such counsel regarding the transfer of the Mortgage Loans by _______ to the Depositor.

      Every Certificate  presented or surrendered for registration of transfer or exchange shall be  accompanied by a written  instrument of transfer in form
satisfactory   to   the   Certificate   Registrar   duly   executed   by   the
Certificateholder  or such  Certificateholder's  attorney  duly  authorized in
writing.  Each  Certificate   surrendered  for  registration  of  transfer  or
exchange shall be cancelled and  subsequently  disposed of by the  Certificate
Registrar in accordance with its customary practice.

      No service  charge  shall be made for any  registration  of  transfer or exchange of Certificates,  but the Owner Trustee or the Certificate  Registrar
may  require  payment  of a sum  sufficient  to cover any tax or  governmental charge  that may be imposed in  connection  with any  transfer  or exchange of
Certificates.

      Except as described below,  each  Certificateholder  shall establish its non-foreign  status by submitting to the Certificate  Paying Agent an IRS Form
W-9 and the  Certificate  of  Non-Foreign  Status (in  substantially  the form attached hereto as Exhibit F).

      A  Certificate  may be  transferred  to a  Certificateholder  unable  to establish its non-foreign status as described in the preceding  paragraph only if such  Certificateholder  provides  an Opinion of Counsel to the  Depositor, the  Certificate  Registrar and the  Enhancer,  which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee,  the Certificate  Registrar
or the Depositor,  satisfactory  to the Depositor and the Enhancer,  that such transfer  (1) will  not affect the tax status of the Owner Trust and  (2) will not  adversely  affect the  interests of any  Securityholder  or the Enhancer, including,  without  limitation,  as a result of the  imposition of any United
States  federal  withholding  taxes on the Owner  Trust  (except to the extent that such  withholding  taxes would be payable  solely from amounts  otherwise distributable  to the  Certificate  of the  prospective  transferee).  If such transfer  occurs and such foreign  Certificateholder  becomes  subject to such
United States federal  withholding  taxes,  any such taxes will be withheld by the  Indenture  Trustee at the  direction  of the Tax  Matters  Partner.  Each
Certificateholder  unable to establish its non-foreign  status shall submit to the  Certificate  Paying  Agent a copy of its Form  W-8-BEN or such  successor form as required by  then-applicable  regulations and shall resubmit such form every  three  years or with such  frequency  as  required  by  then-applicable regulations.

      No transfer,  sale,  pledge or other  disposition of a Certificate shall be made unless such  transfer,  sale,  pledge or other  disposition  is exempt from the  registration  requirements  of the Securities Act and any applicable state  securities  laws or is made in accordance  with the  Securities Act and such  state  laws.  In  the  event  of  any  such  transfer,  the  Certificate
Registrar  or  the  Depositor  shall  prior  to  such  transfer   require  the
transferee   to  execute   (A)  either  (i)  (a)  an   investment   letter  in
substantially  the form  attached  hereto  as  Exhibit  C (or in such form and substance  reasonably  satisfactory  to  the  Certificate  Registrar  and  the
Depositor) which investment  letters shall not be an expense of the Trust, the
Owner Trustee,  the Certificate  Registrar,  the Servicer or the Depositor and
which  investment  letter  states that,  among other things,  such  transferee
(a) is a "qualified  institutional  buyer" as defined under Rule 144A,  acting for its own account or the accounts of other "qualified  institutional buyers"
as defined  under Rule 144A,  and (b) is  aware that the  proposed  transferor intends to rely on the  exemption  from  registration  requirements  under the
Securities Act,  provided by Rule 144A or (ii)(a) a written Opinion of Counsel acceptable  to and in  form  and  substance  satisfactory  to the  Certificate
Registrar  and the  Depositor  that such  transfer may be made  pursuant to an exemption,  describing the applicable  exemption and the basis therefor,  from the  Securities  Act and such  state  laws or is being  made  pursuant  to the
Securities  Act and such state laws,  which Opinion of Counsel shall not be an expense  of the Trust,  the Owner  Trustee,  the  Certificate  Registrar,  the
Servicer or the Depositor  and (b) the  transferee  executes a  representation letter,  substantially  in the form of  Exhibit D hereto,  and the  transferor executes  a  representation  letter,  substantially  in the form of  Exhibit E hereto,  each  acceptable  to and in form and  substance  satisfactory  to the
Certificate  Registrar and the Depositor certifying the facts surrounding such transfer,  which representation  letters shall not be an expense of the Trust, the Owner Trustee,  the Certificate  Registrar,  the Servicer or the Depositor
and (B) the  Certificate  of  Non-Foreign  Status (in  substantially  the form attached  hereto  as  Exhibit  F)  acceptable  to and in  form  and  substance reasonably satisfactory to the Certificate Registrar and the Depositor,  which certificate  shall not be an  expense  of the Trust,  the Owner  Trustee,  the
Certificate  Registrar or the Depositor.  If such  Certificateholder is unable to provide a Certificate of Non-Foreign  Status, such  Certificateholder  must provide an Opinion of Counsel as described  in the  preceding  paragraph.  The
Certificateholder  desiring to effect  such  transfer  shall,  and does hereby agree to, indemnify the Trust, the Owner Trustee,  the Certificate  Registrar,
the Servicer , the Enhancer and the Depositor  against any liability  that may result if the  transfer  is not so exempt  or is not made in  accordance  with such  federal and state laws.  No transfer  of  Certificates  or any  interest therein shall be made to any Plan, any Person acting,  directly or indirectly, on behalf of any such Plan or any  Person  acquiring  such  Certificates  with
Plan  Assets  unless  the  Depositor,   the  Owner  Trustee,  the  Certificate
Registrar  and the  Servicer  are  provided  with an Opinion  of Counsel  that establishes  to the  satisfaction  of the Depositor,  the Owner  Trustee,  the
Certificate  Registrar and the Servicer that the purchase of  Certificates  is permissible  under  applicable  law,  will not  constitute  or  result  in any prohibited  transaction  under ERISA or Section  4975 of the Code and will not subject the Depositor,  the Owner Trustee,  the  Certificate  Registrar or the
Servicer to any obligation or liability (including  obligations or liabilities under ERISA or Section  4975 of the Code) in addition to those  undertaken  in this Trust Agreement,  which Opinion of Counsel shall not be an expense of the
Depositor,  the Owner Trustee, the Certificate  Registrar or the Servicer.  In
lieu of such  Opinion of  Counsel,  a Plan,  any Person  acting,  directly  or indirectly,  on  behalf  of  any  such  Plan  or  any  Person  acquiring  such
Certificates  with Plan  Assets of a Plan may provide a  certification  in the form of  Exhibit G to this Trust  Agreement,  which the  Depositor,  the Owner
Trustee,  the  Certificate  Registrar  and the  Servicer may rely upon without further  inquiry  or  investigation.  Neither  an  Opinion  of  Counsel  nor a certification  will be required in connection with the initial transfer of any such  Certificate  by the Depositor to an Affiliate of the Depositor (in which case, the Depositor or any such Affiliate shall be deemed to have  represented that such  Affiliate  is not a Plan or a Person  investing  Plan Assets of any
Plan) and the Owner  Trustee  shall be  entitled to  conclusively  rely upon a representation  (which,  upon the  request  of the Owner  Trustee,  shall be a written  representation)  from the Depositor of the status of such  transferee as an Affiliate of the Depositor.

      In addition,  no transfer of a Certificate  shall be  permitted,  and no such  transfer  shall  be  registered  by  the  Certificate  Registrar  or  be effective  hereunder,  unless evidenced by an Opinion of Counsel  addressed to the  Certificate  Registrar  and  the  Enhancer  that  establishes  that  such transfer or the  registration of such transfer would not cause the Trust to be classified  as  a  publicly  traded  partnership,  by  having  more  than  100
Certificateholders  at any time  during  the  taxable  year of the  Trust,  an association  taxable as a  corporation,  a corporation  or a taxable  mortgage pool for federal and relevant  state  income tax  purposes,  which  Opinion of
Counsel shall not be an expense of the  Certificate  Registrar and shall be an expense of the  proposed  transferee.  No Opinion of Counsel  will be required if such  transfer is made to a nominee of an existing  beneficial  holder of a
Certificate.

      In addition, no transfer, sale, assignment,  pledge or other disposition of a  Certificate  shall be made  unless the  proposed  transferee  executes a representation  letter substantially in the form of Exhibit H hereto, that (1)
the  transferee is acquiring  such  Certificate  for its own behalf and is not acting  as agent or  custodian  for any other  Person or entity in  connection with such  acquisition  and (2) if the  transferee is a  partnership,  grantor trust or S  corporation  for federal  income tax  purposes,  the  Certificates acquired  are not more  than 50% of the  assets  of the  partnership,  grantor trust or S corporation.

Section 3.06.     Mutilated,  Destroyed,  Lost or Stolen Certificates.  If (a)
any mutilated  Certificate shall be surrendered to the Certificate  Registrar, or if the Certificate  Registrar shall receive evidence to its satisfaction of the  destruction,  loss or theft of any  Certificate  and (b)  there  shall be delivered to the Certificate  Registrar and the Owner Trustee such security or indemnity  as may be required by them to save each of them and the Issuer from harm, then in the absence of notice to the Certificate  Registrar or the Owner
Trustee that such Certificate has been acquired by a bona fide purchaser,  the
Owner  Trustee on behalf of the Trust shall  execute and the Owner  Trustee or the  Certificate  Paying Agent,  as the Trust's  authenticating  agent,  shall authenticate  and deliver,  in exchange for or in lieu of any such  mutilated, destroyed,  lost or stolen  Certificate,  a new  Certificate of like tenor and denomination.  In connection  with the issuance of any new  Certificate  under this Section 3.06, the Owner Trustee or the Certificate  Registrar may require the payment of a sum sufficient to cover any tax or other governmental  charge that  may be  imposed  in  connection  therewith.  Any  duplicate  Certificate issued pursuant to this Section 3.06 shall constitute  conclusive  evidence of ownership  in the Trust,  as if  originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.07.     Persons    Deemed    Certificateholders.    Prior   to   due
presentation  of  a  Certificate  for  registration  of  transfer,  the  Owner
Trustee,  the Certificate  Registrar or any Certificate Paying Agent may treat the Person in whose name any  Certificate  is  registered  in the  Certificate
Register  as the  owner  of such  Certificate  for the  purpose  of  receiving distributions  pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust,  the Owner Trustee,  the  Certificate  Registrar or any
Paying Agent shall be bound by any notice to the contrary.

Section 3.08.     Access to List of  Certificateholders'  Names and Addresses.
The  Certificate  Registrar  shall  furnish  or cause to be  furnished  to the
Depositor  or  the  Owner  Trustee,  within  15  days  after  receipt  by  the
Certificate  Registrar of a written request therefor from the Depositor or the
Owner Trustee, a list, in such form as the Depositor or the Owner Trustee,  as the case may be, may  reasonably  require,  of the names and  addresses of the
Certificateholders  as of the  most  recent  Record  Date.  If  three  or more
Certificateholders,  or one or more  Certificateholders  evidencing  not  less than  25% of the  Certificate  Percentage  Interest  of any  Class,  apply  in
writing  to  the  Owner  Trustee  or  the  Certificate  Registrar,   and  such
application  states  that the  applicants  desire to  communicate  with  other
Certificateholders,  with  respect to their  rights  under this  Agreement  or under the  Certificates  and such  application is accompanied by a copy of the communication  that  such  applicants  propose  to  transmit,  then the  Owner
Trustee  shall,  within  five (5)  Business  Days  after the  receipt  of such application,  afford such  applicants  access during normal  business hours to the current list of Certificateholders.  Each Certificateholder,  by receiving and holding a  Certificate,  shall be deemed to have agreed not to hold any of the Trust,  the  Depositor,  the  Certificate  Registrar or the Owner  Trustee
accountable  by reason of the  disclosure of its name and address,  regardless of the source from which such information was derived.

Section 3.09.     Maintenance  of Office or  Agency.  The  Owner  Trustee,  on
behalf  of the  Trust,  shall  maintain  in The City of New York an  office or offices  or agency or  agencies  where  Certificates  may be  surrendered  for registration  of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the  Certificates  and the Basic Documents may be served.  The Owner Trustee initially  designates the Corporate Trust Office of the Indenture  Trustee (or such other office as the  Indenture  Trustee may specify  to the Owner  Trustee)  as its office  for such  purposes.  The Owner
Trustee   shall   give   prompt   written   notice  to  the   Depositor,   the
Certificateholders  and the  Enhancer  of any  change in the  location  of the
Certificate Register or any such office or agency.

Section 3.10.     Certificate Paying Agent.

(a)   The   Certificate    Paying   Agent   shall   make    distributions   to
Certificateholders  from the  Distribution  Account  on behalf of the Trust in accordance  with the  provisions of the  Certificates  and Section 5.01 hereof from  payments  remitted  to the  Certificate  Paying  Agent by the  Indenture
Trustee  pursuant to Section 3.05 of the Indenture.  The Trust hereby appoints the Indenture  Trustee as Certificate  Paying Agent.  The  Certificate  Paying
Agent shall:

(i)   hold all sums held by it for the payment of amounts due with  respect to the  Certificates  in trust for the  benefit of the Persons  entitled  thereto until such sums  shall be paid to such  Persons or  otherwise  disposed  of as herein provided;

(ii)  give the Owner  Trustee  notice of any  default by the Trust of which it has actual  knowledge  in the making of any  payment  required to be made with respect to the Certificates;

(iii) at any  time  during  the  continuance  of any  such  default,  upon the written  request of the Owner  Trustee,  forthwith pay to the Owner Trustee on behalf  of the  Trust  all sums so held in trust  by such  Certificate  Paying
Agent;

(iv)  immediately  resign as Certificate Paying Agent and forthwith pay to the
Owner  Trustee  on  behalf  of the  Trust all sums held by it in trust for the payment  of  Certificates  if at any  time it  ceases  to meet  the  standards required  to be  met by the  Certificate  Paying  Agent  at  the  time  of its appointment;

(v)   comply  with  all   requirements   of  the  Code  with  respect  to  the
withholding  from  any  payments  made  by  it  on  any  Certificates  of  any
applicable   withholding  taxes  imposed  thereon  and  with  respect  to  any applicable reporting requirements in connection therewith; and

(vi)  deliver to the Owner Trustee a copy of the report to  Certificateholders prepared  with  respect  to each  Payment  Date by the  Servicer  pursuant  to
Section 4.01 of the Servicing Agreement.

(b)   The Trust may revoke such power and remove the Certificate  Paying Agent if the Owner Trustee  determines in its sole  discretion  that the Certificate
Paying  Agent shall have failed to perform  its  obligations  under this Trust
Agreement in any material  respect.  The Indenture  Trustee shall be permitted to resign as  Certificate  Paying  Agent upon 30 days'  written  notice to the
Owner  Trustee  and the  Enhancer;  provided  the  Indenture  Trustee  is also resigning  as Paying  Agent  under the  Indenture  at such time.  In the event that the  Indenture  Trustee shall no longer be the  Certificate  Paying Agent under this Trust  Agreement  and Paying Agent under the  Indenture,  the Owner
Trustee  shall appoint a successor to act as  Certificate  Paying Agent (which shall  be a bank or trust  company)  and  which  shall  also be the  successor
Paying  Agent  under  the  Indenture.  The  Owner  Trustee  shall  cause  such successor Certificate Paying Agent or any additional  Certificate Paying Agent appointed by the Owner  Trustee to execute and deliver to the Owner Trustee an instrument  to the effect set forth in this  Section 3.10 as it relates to the
Certificate  Paying  Agent.  The  Certificate  Paying  Agent shall  return all unclaimed  funds to the Trust and upon removal of a  Certificate  Paying Agent such  Certificate  Paying Agent shall also return all funds in its  possession to the Trust.  The provisions of Sections  6.01,  6.04 and 7.01 shall apply to the Certificate Paying Agent to the extent  applicable.  Any reference in this
Trust  Agreement to the  Certificate  Paying Agent shall include any co-paying agent unless the context requires otherwise.

(c)   The  Certificate  Paying Agent shall  establish and maintain with itself the Distribution  Account in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Indenture Trustee,  each remittance received  by the  Certificate  Paying  Agent  with  respect to  payments  made pursuant to the Indenture.  Pending any such distribution,  funds deposited in the  Distribution  Account  on a  Payment  Date  and  not  distributed  to the
Certificateholders  on such Payment Date shall be invested by the  Certificate
Paying  Agent in  Permitted  Investments  selected by the  Servicer  (or if no selection  is made by the  Servicer  in  Permitted  Investments  described  in clause (v) of the definition  thereof) maturing no later than the Business Day preceding the next succeeding  Payment Date (except that any investment in the institution  with which the  Distribution  Account is maintained may mature on such  Payment  Date  and  shall  not be  sold  or  disposed  of  prior  to the maturity).  All  investment  income  earned in  respect of funds on deposit in the Distribution  Account shall be credited to the Distribution  Account.  The
Certificate  Paying Agent shall make all  distributions on the Certificates as provided in Section 3.05 of the  Indenture  and Section  5.01(a) of this Trust
Agreement from moneys on deposit in the Distribution Account.

Section 3.11.     Cooperation.  The  Owner  Trustee  shall  cooperate  in  all respects  with any  reasonable  request by the Enhancer for action to preserve or enforce the  Enhancer's  rights or interest  under this Trust  Agreement or the  Insurance  Agreement,  consistent  with this Trust  Agreement and without limiting  the rights of the  Certificateholders  as  otherwise  expressly  set forth in this Trust Agreement.

Section 3.12.     Intentionally Omitted.

Section 3.13.     Subordination.  Except as  otherwise  provided  in the Basic
Documents,   for  so  long  as  any  Notes  are  outstanding  or  unpaid,  the
Certificateholders  will generally be subordinated in right of payment,  under the  Certificates  or  otherwise,  to payments to the  Noteholders  under,  or otherwise  related to, the Indenture.  If an Event of Default has occurred and
is  continuing   under  the  Indenture,   the   Certificates   will  be  fully
subordinated  to  obligations  owing by the Trust to the  Noteholders  and the
Enhancer under, or otherwise  related to, the Indenture,  and no distributions will be made on the  Certificates  until  the  Noteholders  and the  Indenture
Trustee and the Enhancer have been irrevocably paid in full.

Section 3.14.     No  Priority  Among  Certificates.   All  Certificateholders
shall  rank  equally  as  to  amounts   distributable  upon  the  liquidation,
dissolution  or winding up of the Trust,  with no preference or priority being afforded to any Certificateholders over any other Certificateholders.

ARTICLE IV

                    Authority and Duties of Owner Trustee

Section 4.01.     General  Authority.  The Owner  Trustee  is  authorized  and directed to execute and deliver the Basic  Documents  to which the Trust is to be a party and each  certificate or other  document  attached as an exhibit to or  contemplated  by the Basic  Documents to which the Trust is to be a party, as well as any certificate  that supports the factual  assumptions made in any
Opinion of Counsel  delivered on the Closing Date,  and any amendment or other agreement or instrument  described  herein,  in each case, in such form as the
Owner Trustee shall approve, as evidenced  conclusively by the Owner Trustee's execution  thereof.  In  addition  to the  foregoing,  the  Owner  Trustee  is obligated  to take all  actions  required  of the Trust  pursuant to the Basic
Documents.

Section 4.02.     General  Duties.  The Owner Trustee shall be  responsible to administer  the Trust  pursuant to the terms of this Trust  Agreement  and the other  Basic  Documents  to which the Trust is a party and in the  interest of the Certificateholders,  subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

Section 4.03.     Action upon Instruction.

(a)   Subject to this  Article IV and  Section  10.13 of this Trust  Agreement
and  in   accordance   with   the   terms   of  the   Basic   Documents,   the
Certificateholders  may by written instruction direct the Owner Trustee in the management  of the  Trust.  Such  direction  may be  exercised  at any time by written instruction of the Certificateholders pursuant to this Article IV.

(b)   Notwithstanding  the foregoing,  the Owner Trustee shall not be required to take any action  hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined,  or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner  Trustee or is  contrary  to the  terms  hereof or of any other  Basic  Document  or is otherwise contrary to law.

(c)   Whenever  the Owner  Trustee  is unable  to decide  between  alternative courses of action  permitted or required by the terms of this Trust  Agreement or under any other Basic  Document,  or in the event that the Owner Trustee is unsure as to the  application of any provision of this Trust  Agreement or any
other  Basic   Document  or  any  such   provision  is  ambiguous  as  to  its
application,  or is, or appears to be, in conflict  with any other  applicable
provision,   or  in  the  event  that  this  Trust   Agreement   permits   any
determination  by the Owner  Trustee or is silent or is  incomplete  as to the course of action that the Owner  Trustee is required to take with respect to a particular  set of facts,  the Owner  Trustee  shall  promptly give notice (in
such  form  as  shall  be  appropriate   under  the   circumstances)   to  the
Certificateholders  (with a copy to the Enhancer) requesting instruction as to the course of action to be adopted,  and to the extent the Owner  Trustee acts in good  faith in  accordance  with any  written  instructions  received  from
Certificateholders  of  Certificates  representing a majority of the aggregate
Certificate  Percentage  Interest  of each  Class of  Certificates,  the Owner
Trustee  shall not be liable on account of such action to any  Person.  If the
Owner Trustee shall not have received  appropriate  instruction within 10 days of such notice (or within such  shorter  period of time as  reasonably  may be specified in such notice or may be necessary under the  circumstances) it may, but shall be under no duty to,  take or refrain  from  taking  such action not inconsistent  with this Trust  Agreement or the other Basic  Documents,  as it shall  deem to be in the best  interests  of the  Certificateholders,  and the
Owner  Trustee  shall  have no  liability  to any  Person  for such  action or inaction.

Section 4.04.     No Duties Except as Specified under Specified  Documents or in  Instructions.  The Owner  Trustee shall not have any duty or obligation to manage, make any payment with respect to, register,  record, sell, dispose of, or otherwise deal with the Trust Estate,  or to otherwise take or refrain from taking any action under,  or in  connection  with,  any document  contemplated hereby to which the Owner  Trustee is a party,  except as  expressly  provided
(i) in accordance with the powers granted to and the authority  conferred upon the Owner Trustee  pursuant to this Trust  Agreement,  (ii) in accordance with the Basic  Documents and (iii) in accordance  with any document or instruction delivered  to the Owner  Trustee  pursuant  to  Section  4.03;  and no implied duties or  obligations  shall be read into this Trust  Agreement  or any other
Basic  Document  against the Owner  Trustee.  The Owner  Trustee shall have no responsibility  for filing any  financing  or  continuation  statement  in any public office at any time or to otherwise  perfect or maintain the  perfection of any  security  interest or lien  granted to it  hereunder  or to prepare or file any  filing  with the  Commission  for the Trust or to record  this Trust
Agreement or any other Basic Document.  The Owner Trustee  nevertheless agrees that it will, at its own cost and expense,  promptly take all action as may be necessary to  discharge  any liens on any part of the Trust Estate that result from actions by, or claims against,  the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

Section 4.05.     Restrictions.

(a)   The Owner  Trustee  shall not take any action  (i) that is  inconsistent with the purposes of the Trust set forth in Section 2.03 or (ii) that,  to the actual knowledge of the Owner Trustee,  would cause the Trust to be treated as an association (or a publicly-traded  partnership) taxable as a corporation or a taxable  mortgage pool for federal  income tax purposes at any time that any of the Notes or  Certificates  are  outstanding or any obligations are due and owing to the Enhancer under the Insurance  Agreement.  The  Certificateholders shall not  direct the Owner  Trustee to take  action  that would  violate  the provisions of this Section 4.05.

(b)   The Owner  Trustee  shall  not  convey or  transfer  any of the  Trust's properties or assets,  including  those  included in the Trust Estate,  to any person  unless (i) it shall have  received an Opinion of Counsel to the effect that such  transaction  will not have any material  adverse tax consequence to the Trust or any  Certificateholder and (ii) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

Section 4.06.     Prior Notice to  Certificateholders  and the Enhancer  with
Respect to Certain Matters.  With respect to the following matters,  the Owner
Trustee  shall not take action  unless,  at least 30 days before the taking of such action, the Owner Trustee shall have notified the  Certificateholders and the  Enhancer  in writing of the  proposed  action  and the  Enhancer  and the
Certificateholders  of  Certificates  representing a majority of the aggregate
Certificate  Percentage  Interest shall not have notified the Owner Trustee in writing  prior  to  the  30th  day  after  such  notice  is  given  that  such
Certificateholders have withheld consent or provided alternative direction:

(a)   the  initiation  of any  Proceeding  by the  Trust  (except  Proceedings brought in connection with the collection of cash  distributions due and owing under the Mortgage  Loans) and the compromise of any Proceeding  brought by or against the Trust (except with respect to the  aforementioned  Proceedings for collection of cash distributions due and owing under the Mortgage Loans);

(b)   the  election by the Trust to file an amendment  to the  Certificate  of
Trust  (unless  such  amendment  is required  to be filed under the  Statutory
Trust Statute);

(c)   the amendment of any of the Basic Documents in  circumstances  where the consent of any Noteholder is required;

(d)   the amendment of any of the Basic Documents in  circumstances  where the consent of any  Noteholder is not required and such  amendment  materially and adversely affects the interest of the Certificateholders;

(e)   the   appointment   pursuant  to  the  Indenture  of  a  successor  Note
Registrar,  Paying  Agent or  Indenture  Trustee  or  pursuant  to this  Trust
Agreement of a successor  Certificate Registrar or Certificate Paying Agent or
the consent to the assignment by the Note Registrar,  Paying Agent,  Indenture
Trustee,  Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

Section 4.07.     Action  by  Certificateholders  with  Respect  to  Certain
Matters.  The Owner Trustee shall not have the power,  except upon the written direction of  Certificateholders  of  Certificates  evidencing not less than a majority of the  aggregate  Certificate  Percentage  Interest of each Class of
Certificates,  and  with  the  consent  of the  Enhancer,  to (a)  remove  the
Servicer  under the  Servicing  Agreement  pursuant to Section 7.01 thereof or
(b) except as  expressly  provided in the Basic  Documents,  sell the Mortgage
Loans after the termination of the Indenture.

Section 4.08.     Action by  Certificateholders  with  Respect to  Bankruptcy.
The Owner Trustee shall not have the power to commence a voluntary  Proceeding in bankruptcy  relating to the Trust without the unanimous  prior  approval of all  Certificateholders,  and  with  the  consent  of the  Enhancer,  and  the delivery to the Owner Trustee by each such  Certificateholder of a certificate certifying that such  Certificateholder  reasonably believes that the Trust is insolvent.

Section 4.09.     Restrictions    on     Certificateholders'     Power.    The
Certificateholders  shall not direct  the Owner  Trustee to take or to refrain from  taking any action if such  action or  inaction  would be contrary to any obligation  of the Trust or the Owner  Trustee  under this Trust  Agreement or any of the other Basic  Documents  or would be contrary to Section  2.03,  nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.10.     Majority Control.  Except as expressly  provided herein, any action that may be taken by the Certificateholders  under this Trust Agreement may be taken by the  Certificateholders  of  Certificates  evidencing not less than a majority of the aggregate Certificate  Percentage Interest of the Class specified,  if any. Except as expressly  provided  herein,  any written notice of  the  Certificateholders  of a  Class  delivered  pursuant  to  this  Trust
Agreement  shall  be  effective  if  signed  by  the   Certificateholders   of
Certificates  evidencing not less than a majority of the aggregate Certificate
Percentage Interest of such Class at the time of the delivery of such notice.

Section 4.11.     Doing  Business  in  Other  Jurisdictions.   Notwithstanding
anything contained herein to the contrary,  neither  ________________  nor the
Owner Trustee shall be required to take any action in any  jurisdiction  other than in the State of Delaware if the taking of such  action  will,  even after the  appointment  of a  co-trustee  or  separate  trustee in  accordance  with
Section 9.05 hereof,  (i) require the consent or approval or  authorization or order of or the  giving of notice to, or the  registration  with or the taking of any other action in respect of, any state or other  governmental  authority or agency of any  jurisdiction  other than the State of Delaware;  (ii) result in any fee, tax or other  governmental  charge under the laws of the State of
Delaware   becoming   payable   by   ________________,    or   (iii)   subject
________________  to personal  jurisdiction in any jurisdiction other than the
State of Delaware  for causes of action  arising  from acts  unrelated  to the consummation of the transactions by  ________________ or the Owner Trustee, as the case may be, contemplated hereby.

Section 4.12.     Removal of Mortgage Loans.  Certificateholders  holding 100%
of  the  Certificate   Percentage   Interests  of  the  Certificates  may,  by
delivering a written  request to the Owner  Trustee to such effect,  cause the removal  of  Mortgage  Loans  from the  Trust  Estate in  accordance  with the provisions of Section 3.15(c) of the Servicing  Agreement.  Promptly following receipt of any such  request,  the Owner Trustee shall deliver to the Servicer the  written  notice and  request  required to be  delivered  to the  Servicer pursuant to Section  3.15(c) of the Servicing  Agreement.  Any Mortgage  Loans
removed from the Trust  Estate  pursuant to Section  3.15(c) of the  Servicing
Agreement  shall be property of the Issuer  and,  upon the written  request of the  Certificateholders  holding 100% of the Certificate  Percentage Interests of the Certificates,  be released to the  Certificateholders as a dividend and in accordance with the written instructions of such Certificateholders.

                                    ARTICLE V

                          Application of Trust Funds

Section 5.01.     Distributions.

(a)   On each Payment Date occurring in the months of March,  June,  September and  December,  on any  date on which  the  Trust is  terminated  pursuant  to
Section 8.01, and on each other Payment Date for which the Certificate  Paying
Agent  has  received  written  notice  from  the   Certificateholders  by  the
Determination  Date relating to such Payment Date requesting  funds on deposit in the Distribution  Account to be distributed,  the Certificate  Paying Agent shall  distribute  to the  Certificateholders  all  funds  on  deposit  in the
Distribution  Account and  available  therefor as provided in Section  3.05 of the  Indenture.  All  distributions  made  pursuant  to  this  Section  to any
Certificates shall be distributed to the  Certificateholders pro rata based on the respective Percentage Interests thereof.

(b)   In the event that any  withholding  tax is imposed on the  distributions
(or allocations of income) to a  Certificateholder,  such tax shall reduce the amount otherwise  distributable to such  Certificateholder  in accordance with this Section  5.01.  The  Certificate  Paying Agent is hereby  authorized  and
directed  to  retain  or  cause  to  be  retained   from   amounts   otherwise
distributable  to the  Certificateholders  sufficient funds for the payment of any tax that is legally  owed by the Trust (but such  authorization  shall not prevent  the  Owner  Trustee  from  contesting  any  such  tax in  appropriate
Proceedings,  and  withholding  payment  of such  tax,  if  permitted  by law, pending the outcome of such  Proceedings).  The amount of any  withholding tax imposed  with  respect  to  a  Certificateholder  shall  be  treated  as  cash distributed  to  such  Certificateholder  at the  time it is  withheld  by the
Certificate  Paying Agent and remitted to the  appropriate  taxing  authority.
If there is a possibility  that  withholding  tax is payable with respect to a distribution  (such as a distribution  to a non-U.S.  Certificateholder),  the
Certificate  Paying Agent may in its sole discretion  withhold such amounts in accordance with this paragraph (b).

(c)   Distributions  to  Certificateholders   shall  be  subordinated  to  the
creditors of the Trust, including the Noteholders.

Section 5.02.     Method   of   Payment.    Subject   to   Section    8.01(c),
distributions  required to be made to  Certificateholders  on any Payment Date as provided in Section 5.01 shall be made to each  Certificateholder of record on the  preceding  Record  Date by wire  transfer,  in  immediately  available funds,  to the  account of each  Certificateholder  at a bank or other  entity having appropriate facilities therefor, if such  Certificateholder  shall have provided to the  Certificate  Registrar  appropriate  written  instructions at least five  Business  Days prior to such  Payment Date or, if not, by check or
money  order  mailed  to  such   Certificateholder  at  the  address  of  such
Certificateholder appearing in the Certificate Register.

Section 5.03.     Signature  on  Returns.  The  Servicer,  as the Tax  Matters
Partner or the agent for the Tax Matters Partner,  shall sign on behalf of the
Trust the tax returns, if any, of the Trust.

Section 5.04.     Statements  to  Certificateholders.  On each  Payment  Date, the  Certificate  Paying Agent shall make available to each  Certificateholder the statement or statements  provided to the Owner Trustee and the Certificate
Paying  Agent  by the  Servicer  pursuant  to  Section  4.01 of the  Servicing
Agreement with respect to such Payment Date.

Section 5.05.     Tax Reporting.  So long as the Depositor or any Affiliate of the  Depositor  owns 100% of the  Certificates,  then no separate  federal and state income tax returns and  information  returns or statements will be filed
with   respect  to  the  Trust.   If  the  Servicer  is  no  longer  the  sole
Certificateholder,  the  subsequent  holders  of  the  Certificates  by  their acceptance of a Certificate,  agree to appoint the Servicer as their agent and the  Servicer,  as agent  for such  holders,  agrees  to  perform  all  duties necessary to comply with federal and state income tax laws.

      Any Certificateholder  that holds 100% of the Certificates agrees by its purchase of 100% of the  Certificates to treat the Trust Estate as assets of a single  person or entity wholly owned by such  Certificateholder  for purposes of federal and state income tax,  franchise  tax and any other tax measured in whole or in part by income,  with the  assets of the  single  person or entity being the assets  held by the Trust,  and the Notes  being  treated as debt of the Trust.

                                  ARTICLE VI

                         Concerning the Owner Trustee

Section 6.01.     Acceptance of Trusts and Duties.  The Owner Trustee  accepts the trusts  hereby  created  and agrees to perform its duties  hereunder  with respect to such trusts,  but only upon the terms of this Trust Agreement.  The
Owner  Trustee and the  Certificate  Paying  Agent also agree to disburse  all moneys actually  received by it constituting part of the Trust Estate upon the terms of this  Trust  Agreement  and the  other  Basic  Documents.  The  Owner
Trustee shall not be answerable  or  accountable  hereunder or under any Basic
Document under any circumstances,  except (i) for its own willful  misconduct, negligence  or bad faith or  negligent  failure  to act or (ii) in the case of the  inaccuracy of any  representation  or warranty  contained in Section 6.03 expressly  made  by  the  Owner  Trustee.  In  particular,  but  not by way of limitation  (and  subject  to  the  exceptions  set  forth  in  the  preceding sentence):

(a)   no provision of this Trust  Agreement or any other Basic  Document shall require  the Owner  Trustee  to expend or risk  funds or  otherwise  incur any financial liability in the performance of any of its rights,  duties or powers hereunder or under any other Basic  Document if the Owner  Trustee  shall have reasonable  grounds for  believing  that  repayment  of such funds or adequate indemnity  against  such  risk  or  liability  is not  reasonably  assured  or provided to it;

(b)   under  no   circumstances   shall  the  Owner   Trustee  be  liable  for
indebtedness  evidenced  by or  arising  under  any  of the  Basic  Documents, including the principal of and interest on the Notes;

(c)   the Owner  Trustee  shall not be  responsible  for or in  respect of the validity  or  sufficiency  of this Trust  Agreement  or for the due  execution hereof by the Depositor  for the form,  character,  genuineness,  sufficiency, value or  validity  of any of the Trust  Estate,  or for or in  respect of the validity or sufficiency of the Basic Documents,  the Notes, the  Certificates,
other than the certificate of authentication on the Certificates,  if executed by the Owner  Trustee and the Owner  Trustee shall in no event assume or incur
any   liability,   duty,   or   obligation   to  any   Noteholder  or  to  any
Certificateholder,  other  than as  expressly  provided  for  herein or in the other Basic Documents;

(d)   the execution,  delivery,  authentication  and  performance by the Owner
Trustee of this Trust  Agreement will not require the  authorization,  consent or approval of, the giving of notice to, the filing or  registration  with, or the taking of any other action with respect to, any governmental  authority or agency;

(e)   the Owner  Trustee  shall not be liable for the default or misconduct of the  Depositor,  Indenture  Trustee  or the  Servicer  under  any of the Basic
Documents or  otherwise  and the Owner  Trustee  shall have no  obligation  or liability to perform the  obligations of the Trust under this Trust  Agreement or the  other  Basic  Documents  that  are  required  to be  performed  by the
Indenture  Trustee  under the  Indenture  or the  Sellers  under the  Purchase
Agreement; and

(f)   the Owner  Trustee  shall be under no  obligation to exercise any of the rights or powers vested in it or duties  imposed by this Trust  Agreement,  or to institute,  conduct or defend any litigation  under this Trust Agreement or otherwise or in relation to this Trust  Agreement or any other Basic Document, at the request,  order or direction of any of the  Certificateholders,  unless such  Certificateholders  have  offered  to  the  Owner  Trustee  security  or indemnity  satisfactory to it against the costs, expenses and liabilities that may be incurred  by the Owner  Trustee  therein or  thereby.  The right of the
Owner  Trustee to  perform  any  discretionary  act  enumerated  in this Trust
Agreement  or in any other Basic  Document  shall not be  construed as a duty, and the Owner Trustee shall not be answerable  for other than its  negligence, bad faith or willful misconduct in the performance of any such act.

Section 6.02.     Furnishing  of  Documents.  The Owner  Trustee shall furnish to the  Securityholders  promptly upon receipt of a written reasonable request therefor,  duplicates or copies of all reports,  notices,  requests,  demands, certificates,  financial statements and any other instruments furnished to the
Trust under the Basic Documents.

Section 6.03.     Representations  and  Warranties.  The Owner Trustee  hereby
represents   and   warrants  to  the   Depositor,   for  the  benefit  of  the
Certificateholders, that:

(a)   It is a banking  corporation duly organized and validly existing in good standing  under  the  laws of the  State  of  Delaware.  It has all  requisite corporate power and authority to execute,  deliver and perform its obligations under this Trust Agreement;

(b)   It has taken all corporate  action  necessary to authorize the execution and delivery by it of this Trust  Agreement,  and this Trust Agreement will be executed  and  delivered  by one of its  officers  who is duly  authorized  to execute and deliver this Trust Agreement on its behalf;

(c)   Neither the  execution  nor the delivery by it of this Trust  Agreement, nor  the  consummation  by it of  the  transactions  contemplated  hereby  nor compliance  by it with any of the terms or provisions  hereof will  contravene any federal or Delaware law,  governmental  rule or  regulation  governing the banking or trust powers of the Owner  Trustee or any judgment or order binding on it, or constitute any default under its charter  documents or bylaws or any indenture,  mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

(d)   This  Trust  Agreement,   assuming  due  authorization,   execution  and
delivery by the Owner Trustee and the  Depositor,  constitutes a valid,  legal and  binding  obligation  of the  Owner  Trustee,  enforceable  against  it in
accordance   with  the  terms  hereof   subject  to   applicable   bankruptcy,
insolvency,   reorganization,   moratorium   and  other  laws   affecting  the
enforcement  of  creditors'  rights  generally  and to general  principles  of equity,  regardless of whether such  enforcement is considered in a proceeding in equity or at law;

(e)   The Owner  Trustee is not in default with respect to any order or decree of any  court or any  order,  regulation  or  demand  of any  federal,  state, municipal or governmental  agency,  which default might have consequences that would  materially and adversely  affect the condition  (financial or other) or operations of the Owner Trustee or its  properties or might have  consequences that would materially adversely affect its performance hereunder; and

(f)   No  litigation  is  pending  or,  to the  best  of the  Owner  Trustee's knowledge,  threatened  against the Owner  Trustee  which would  prohibit  its entering into this Trust  Agreement or performing its  obligations  under this
Trust Agreement.

Section 6.04.     Reliance; Advice of Counsel.

(a)   The Owner  Trustee shall incur no liability to anyone in acting upon any
signature,   instrument,   notice,   resolution,   request,   consent,  order,
certificate,  report, opinion, bond, or other document or paper believed by it to be genuine and  believed by it to be signed by the proper party or parties.
The Owner Trustee may accept a certified  copy of a resolution of the board of directors  or  other  governing  body of any  corporate  party  as  conclusive evidence that such  resolution has been duly adopted by such body and that the same is in full  force  and  effect.  As to any fact or matter  the  method of determination  of which  is not  specifically  prescribed  herein,  the  Owner
Trustee  may for all  purposes  hereof  rely on a  certificate,  signed by the president  or any vice  president  or by the  treasurer  or  other  authorized officers  of  the  relevant  party,  as  to  such  fact  or  matter  and  such certificate  shall  constitute  full  protection  to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)   In the  exercise or  administration  of the Trust  hereunder  and in the performance of its duties and  obligations  under this Trust  Agreement or the other Basic  Documents,  the Owner Trustee (i) may act directly or through its agents,  attorneys,  custodians or nominees  (including persons acting under a power of attorney)  pursuant to agreements  entered into with any of them, and the Owner  Trustee  shall not be liable for the conduct or  misconduct of such agents,  attorneys,  custodians or nominees  (including persons acting under a power of attorney) if such  persons  have been  selected by the Owner  Trustee with  reasonable  care,  and (ii) may consult with  counsel,  accountants  and other skilled  persons to be selected with  reasonable care and employed by it at the  expense  of the  Trust.  The Owner  Trustee  shall  not be liable  for anything done,  suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel,  accountants  or other such Persons and not contrary to this Trust Agreement or any other Basic Document.

Section 6.05.     Not Acting in  Individual  Capacity.  Except as  provided in this Article VI, in accepting the trusts hereby created  ________________ acts solely as Owner Trustee hereunder and not in its individual capacity,  and all
Persons  having  any  claim  against  the  Owner  Trustee  by  reason  of  the transactions  contemplated by this Trust Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

Section 6.06.     Owner  Trustee  Not  Liable  for  Certificates  or  Related
Documents.  The recitals contained herein and in the Certificates  (other than the  signatures  of the Owner Trustee on the  Certificates)  shall be taken as
the   statements  of  the  Depositor,   and  the  Owner  Trustee   assumes  no
responsibility  for the  correctness  thereof.  The  Owner  Trustee  makes  no representations as to the validity or sufficiency of this Trust Agreement,  of any other Basic Document or of the Certificates  (other than the signatures of the  Owner  Trustee  on the  Certificates)  or the  Notes,  or of any  Related
Documents.  The  Owner  Trustee  shall at no time have any  responsibility  or liability  with respect to the  sufficiency of the Trust Estate or its ability to generate the payments to be  distributed to  Certificateholders  under this
Trust  Agreement  or the  Noteholders  under  the  Indenture,  including,  the
compliance   by  the   Depositor   or  the  Sellers   with  any   warranty  or
representation  made under any Basic  Document or in any  related  document or the  accuracy  of any such  warranty or  representation,  or any action of the
Certificate  Paying Agent, the Certificate  Registrar or the Indenture Trustee
taken in the name of the Owner Trustee.

Section 6.07.     Owner  Trustee  May Own  Certificates  and Notes.  The Owner
Trustee  in its  individual  or any other  capacity  may  become  the owner or pledgee  of  Certificates  or Notes  and may  deal  with  the  Depositor,  the
Sellers,  the  Certificate  Paying Agent,  the  Certificate  Registrar and the
Indenture  Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

                                 ARTICLE VII

                        Compensation of Owner Trustee

Section 7.01.     Owner  Trustee's Fees and Expenses.  The Owner Trustee shall receive as  compensation  for its  services  hereunder  such fees as have been separately  agreed upon before the date hereof in accordance with Section 6.06 of the Servicing Agreement,  and the Owner Trustee shall be reimbursed for its reasonable  expenses hereunder and under the other Basic Documents,  including the  reasonable  compensation,  expenses  and  disbursements  of such  agents, representatives,  experts  and  counsel as the Owner  Trustee  may  reasonably employ in connection  with the exercise and  performance of its rights and its duties  hereunder and under the other Basic  Documents  which shall be payable by the Servicer pursuant to Section 3.09 of the Servicing Agreement.

Section 7.02.     Indemnification.  The  Certificateholder  of the majority of the Percentage  Interest of the Certificates shall indemnify,  defend and hold harmless the Owner Trustee and its  successors,  assigns,  agents and servants
(collectively,  the  "Indemnified  Parties")  from  and  against,  any and all liabilities,  obligations,  losses, damages, taxes, claims, actions and suits, and  any and all  reasonable  costs,  expenses  and  disbursements  (including reasonable  legal  fees  and  expenses)  of any  kind  and  nature  whatsoever
(collectively,  "Expenses")  which may at any time be imposed on, incurred by, or asserted  against  the Owner  Trustee or any  Indemnified  Party in any way
relating  to  or  arising  out  of  this  Trust  Agreement,  the  other  Basic
Documents,  the Trust Estate,  the  administration  of the Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, that:

(a)   such Certificateholder  shall not be liable for or required to indemnify an Indemnified  Party from and against  Expenses arising or resulting from the
Owner Trustee's willful misconduct,  negligence or bad faith or as a result of any  inaccuracy  of a  representation  or warranty  contained  in Section 6.03 expressly made by the Owner Trustee;

(b)   with respect to any such claim,  the Indemnified  Party shall have given such  Certificateholder  written notice thereof promptly after the Indemnified
Party shall have actual knowledge thereof;

(c)   while maintaining control over its own defense,  such  Certificateholder shall consult with the Indemnified Party in preparing such defense; and

(d)   notwithstanding  anything in this Trust Agreement to the contrary,  such
Certificateholder  shall  not be  liable  for  settlement  of any  claim by an
Indemnified   Party   entered   into   without  the  prior   consent  of  such
Certificateholder, which consent shall not be unreasonably withheld.

      The indemnities  contained in this Section shall survive the resignation or  termination  of  the  Owner  Trustee  or the  termination  of  this  Trust
Agreement.  In the event of any Proceeding  for which  indemnity may be sought pursuant to this Section 7.02,  the Owner  Trustee's  choice of legal counsel, if other than the legal  counsel  retained by the Owner  Trustee in connection with the execution and delivery of this Trust  Agreement,  shall be subject to the  approval  of the  Certificateholder  of the  majority  of the  Percentage
Interest  of the  Certificates,  which  approval  shall  not  be  unreasonably withheld.  In addition,  upon written notice to the Owner Trustee and with the consent  of the  Owner  Trustee,  which  consent  shall  not  be  unreasonably withheld,  the Certificateholder of the majority of the Percentage Interest of the Certificates  shall have the right to assume the defense of any Proceeding against the Owner Trustee.

                                 ARTICLE VIII

                        Termination of Trust Agreement

Section 8.01.     Termination of Trust Agreement.

(a)   This Trust Agreement  (other than this Article VIII) and the Trust shall terminate and be of no further force or effect upon the final  distribution of all moneys or other  property or proceeds  of the Trust  Estate in  accordance with the terms of the  Indenture  and this Trust  Agreement.  The  bankruptcy, liquidation,  dissolution,  death or incapacity of any Certificateholder shall not (i) operate to terminate this Trust  Agreement or the Trust,  (ii) entitle
such   Certificateholder's   legal   representatives  or  heirs  to  claim  an
accounting  or to take any  Proceeding in any court for a partition or winding up of all or any part of the  Trust or the  Trust  Estate  or  (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)   Except as provided in Section  8.01(a),  neither the  Depositor  nor any
Certificateholder shall be entitled to revoke or terminate the Trust.

(c)   Notice of any  termination of the Trust,  specifying the Payment Date on
which   Certificateholders   shall   surrender   their   Certificates  to  the
Certificate  Paying  Agent for payment of the final  distribution  thereon and cancellation  thereof,  shall  be  given by the  Certificate  Paying  Agent by letter to the  Certificateholders and the Enhancer mailed within five Business
Days of receipt of notice of such termination from the Owner Trustee,  stating
(i) the  Payment  Date upon or with  respect  to which  final  payment  of the
Certificates   shall  be  made  upon   presentation   and   surrender  of  the
Certificates   at  the  office  of  the   Certificate   Paying  Agent  therein
designated,  (ii) the  amount of any such  final  payment  and (iii)  that the
Record Date  otherwise  applicable  to such  Payment  Date is not  applicable, payments being made only upon  presentation  and surrender of the Certificates at  the  office  of  the  Certificate  Paying  Agent  therein  specified.  The
Certificate  Paying Agent shall give such notice to the Owner  Trustee and the
Certificate    Registrar    at   the   time   such    notice   is   given   to
Certificateholders.  Upon presentation and surrender of the Certificates,  the
Certificate  Paying Agent shall cause to be distributed to  Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

      In  the  event  that  all  of  the  Certificateholders  shall  not  have surrendered  their  Certificates for cancellation  within six months after the date specified in the above mentioned written notice,  the Certificate  Paying
Agent shall give a second written  notice to the remaining  Certificateholders to  surrender  their  Certificates  for  cancellation  and  receive  the final distribution  with respect  thereto.  Subject to applicable  laws with respect to escheat of funds,  if within one year  following  the Payment Date on which final  payment of the  Certificates  was to have been made pursuant to Section
3.10, all the Certificates  shall not have been surrendered for  cancellation, the  Certificate  Paying Agent may take  appropriate  steps, or may appoint an agent to take appropriate  steps, to contact the remaining  Certificateholders concerning  surrender of their  Certificates,  and the cost  thereof  shall be paid out of the funds and other  assets  that  shall  remain  subject  to this
Trust  Agreement.  Any  funds  remaining  in the  Distribution  Account  after exhaustion of such remedies  shall be distributed  by the  Certificate  Paying
Agent to the  Certificateholder  of the majority of the Percentage Interest of the Certificates of the Class with respect to which such amounts are due.

(d)   Upon the winding up of the Trust and its termination,  the Owner Trustee shall cause the  Certificate  of Trust to be cancelled by filing a certificate of cancellation  with the Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

                                   ARTICLE IX

            Successor Owner Trustees and Additional Owner Trustees

Section 9.01.     Eligibility   Requirements  for  Owner  Trustee.  The  Owner
Trustee  shall at all times be a  corporation  satisfying  the  provisions  of
Section  3807(a)  of the  Statutory  Trust  Statute;  authorized  to  exercise corporate  trust  powers;  having a combined  capital  and surplus of at least
$50,000,000  and subject to  supervision  or  examination  by federal or state authorities;  and  having  (or  having  a  parent  that  has)  long-term  debt obligations  with a rating of at least A by Moody's or  Standard & Poor's.  If such  corporation  shall  publish  reports  of  condition  at  least  annually pursuant  to law or to  the  requirements  of  the  aforesaid  supervising  or examining  authority,  then for the  purpose  of this  Section,  the  combined capital and  surplus of such  corporation  shall be deemed to be its  combined capital  and surplus as set forth in its most recent  report of  condition  so published.  In case at any time the Owner  Trustee  shall cease to be eligible in accordance  with the  provisions  of this Section  9.01,  the Owner Trustee shall  resign  immediately  in the  manner and with the  effect  specified  in
Section 9.02.

Section 9.02.     Replacement of Owner  Trustee.  The Owner Trustee may at any
time  resign and be  discharged  from the trusts  hereby  created by giving 30 days' prior written notice thereof to the Enhancer,  the Indenture Trustee and the  Depositor.  Upon  receiving  such notice of  resignation,  the  Indenture
Trustee shall promptly  appoint a successor  Owner Trustee with the consent of the Enhancer,  which consent shall not be  unreasonably  withheld,  by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning  Owner Trustee and one copy to the successor  Owner Trustee.  If no successor  Owner  Trustee  shall have been so appointed  and have  accepted appointment  within 30 days  after the giving of such  notice of  resignation, the resigning  Owner Trustee may petition any court of competent  jurisdiction for the appointment of a successor Owner Trustee.

      If at  any  time  the  Owner  Trustee  shall  cease  to be  eligible  in accordance  with the provisions of Section 9.01 and shall fail to resign after written  request  therefor  by the  Indenture  Trustee,  or if at any time the
Owner  Trustee shall be legally  unable to act, or shall be adjudged  bankrupt or insolvent,  or a receiver of the Owner Trustee or of its property  shall be appointed,  or any public  officer  shall take  charge or control of the Owner
Trustee or of its  property  or  affairs  for the  purpose of  rehabilitation, conservation  or  liquidation,  then the  Indenture  Trustee may,  and, at the direction of the Enhancer,  shall,  remove the Owner Trustee. If the Indenture
Trustee shall remove the Owner Trustee under the authority of the  immediately preceding  sentence,  the Indenture Trustee shall promptly appoint a successor
Owner Trustee acceptable to the Enhancer by written instrument,  in duplicate, one copy of which  instrument shall be delivered to the outgoing Owner Trustee so removed  and one copy to the  successor  Owner  Trustee,  and shall pay all fees owed to the outgoing  Owner Trustee.  If the Indenture  Trustee is unable to appoint a successor  Owner Trustee within 60 days after any such direction, the  Indenture  Trustee may petition any court of competent  jurisdiction  for the appointment of a successor Owner Trustee.

      Any  resignation  or removal of the Owner Trustee and  appointment  of a successor  Owner  Trustee  pursuant to any of the  provisions  of this Section shall not become  effective  until  acceptance of appointment by the successor
Owner  Trustee  pursuant to Section  9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

Section 9.03.     Successor   Owner  Trustee.   Any  successor  Owner  Trustee
appointed  pursuant to Section 9.02 shall execute,  acknowledge and deliver to the  Indenture  Trustee and to its  predecessor  Owner  Trustee an  instrument accepting  such  appointment  under this Trust  Agreement,  and  thereupon the
resignation  or  removal  of  the  predecessor   Owner  Trustee  shall  become
effective,  and such successor Owner Trustee, without any further act, deed or conveyance,  shall become fully vested with all the rights, powers, duties and obligations of its predecessor  under this Trust  Agreement,  with like effect as if originally named as Owner Trustee.  The predecessor  Owner Trustee shall upon payment of its fees and expenses  deliver to the successor  Owner Trustee all  documents  and  statements  and  monies  held  by  it  under  this  Trust
Agreement;  and the  predecessor  Owner Trustee shall execute and deliver such instruments  and do such other things as may  reasonably be required for fully and certainly  vesting and confirming in the successor  Owner Trustee all such rights, powers, duties and obligations.

      No successor Owner Trustee shall accept  appointment as provided in this
Section  9.03  unless  at the time of such  acceptance  such  successor  Owner
Trustee shall be eligible pursuant to Section 9.01.

      Upon acceptance of appointment by a successor Owner Trustee  pursuant to this Section  9.03,  the Indenture  Trustee  shall mail notice  thereof to all
Certificateholders,  the Indenture  Trustee,  the  Noteholders  and the Rating
Agencies and the Enhancer.  If the  Indenture  Trustee shall fail to mail such notice within 10 days after  acceptance of such  appointment  by the successor
Owner  Trustee,  the  successor  Owner  Trustee  shall cause such notice to be mailed at the expense of the Indenture Trustee.

Section 9.04.     Merger or  Consolidation  of Owner Trustee.  Any Person into which the Owner  Trustee  may be merged or  converted  or with which it may be
consolidated,   or  any  Person  resulting  from  any  merger,  conversion  or consolidation  to which  the Owner  Trustee  shall be a party,  or any  Person succeeding to all or substantially  all of the corporate trust business of the
Owner Trustee, shall be the successor of the Owner Trustee hereunder,  without the  execution or filing of any  instrument  or any further act on the part of any of the parties hereto,  anything  herein to the contrary  notwithstanding;
provided,  that such Person  shall be eligible  pursuant to Section  9.01 and, provided,  further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

Section 9.05.     Appointment    of    Co-Trustee    or   Separate    Trustee.
Notwithstanding  any other  provisions of this Trust  Agreement,  at any time, for the  purpose of meeting  any legal  requirements  of any  jurisdiction  in which  any part of the  Trust  Estate  may at the time be  located,  the Owner
Trustee shall have the power and shall execute and deliver all  instruments to appoint  one or more  Persons  to act as  co-trustee,  jointly  with the Owner
Trustee,  or as separate trustee or trustees,  of all or any part of the Trust
Estate, and to vest in such Person, in such capacity,  such title to the Trust or any part  thereof and,  subject to the other  provisions  of this  Section, such powers, duties,  obligations,  rights and trusts as the Owner Trustee may consider  necessary or  desirable.  No  co-trustee  or separate  trustee under this Trust  Agreement  shall be required to meet the terms of eligibility as a successor  Owner  Trustee  pursuant  to  Section  9.01  and no  notice  of the appointment of any co-trustee or separate  trustee shall be required  pursuant to Section 9.03.

      Each separate  trustee and co-trustee  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)   All rights,  powers,  duties and  obligations  conferred or imposed upon the Owner  Trustee  shall be conferred  upon and exercised or performed by the
Owner  Trustee  and such  separate  trustee or  co-trustee  jointly  (it being understood  that such separate  trustee or co-trustee is not authorized to act separately  without  the Owner  Trustee  joining in such  act),  except to the extent that under any law of any  jurisdiction  in which any particular act or acts  are  to  be  performed,  the  Owner  Trustee  shall  be  incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers, duties and obligations  (including the holding of title to the Trust Estate or any  portion  thereof  in  any  such  jurisdiction)  shall  be  exercised  and performed  singly by such separate  trustee or  co-trustee,  but solely at the direction of the Owner Trustee;

(b)   No trustee  under this Trust  Agreement  shall be  personally  liable by reason  of  any  act or  omission  of  any  other  trustee  under  this  Trust
Agreement; and

(c)   The Owner  Trustee may at any time accept the  resignation  of or remove any separate trustee or co-trustee.

      Any notice,  request or other  writing  given to the Owner Trustee shall be  deemed  to have  been  given to each of the  then  separate  trustees  and co-trustees,  as  effectively  as if given to each of them.  Every  instrument appointing  any  separate  trustee  or  co-trustee  shall  refer to this Trust
Agreement and the  conditions  of this Article IX. Each  separate  trustee and co-trustee,  upon its acceptance of the trusts conferred, shall be vested with the estates or property  specified in its  instrument of  appointment,  either jointly  with the Owner  Trustee or  separately,  as may be provided  therein, subject to all the provisions of this Trust Agreement,  specifically including every provision of this Trust Agreement  relating to the conduct of, affecting the liability of, or affording  protection  to, the Owner  Trustee.  Each such instrument shall be filed with the Owner Trustee.

      Any  separate  trustee or  co-trustee  may at any time appoint the Owner
Trustee as its agent or  attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this Trust  Agreement on its behalf and in its name.  If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed, all of its estates, properties,  rights, remedies and trusts shall vest in and be exercised by the Owner  Trustee,  to the extent  permitted by law,  without the appointment of a new or successor co-trustee or separate trustee.

                                  ARTICLE X

                                Miscellaneous

Section 10.01.    Amendments.

(a)   This Trust  Agreement  may be amended  from time to time by the  parties hereto as specified in this Section 10.01,  provided that any such  amendment, except as provided in paragraph (e) below,  shall be accompanied by an Opinion of Counsel  addressed to the Owner Trustee and the Enhancer to the effect that such amendment complies with the provisions of this Section.

(b)   If the  purpose  of any  such  amendment  (as  detailed  therein)  is to correct any mistake,  eliminate any inconsistency,  cure any ambiguity or deal with any matter not covered in this Trust  Agreement  (i.e., to give effect to the intent of the  parties),  it shall not be  necessary to obtain the consent of any  Certificateholders,  but the Owner Trustee shall be furnished with (i)
a letter  from each  Rating  Agency  that the  amendment  will not result in a
Rating Event,  determined  without regard to the Policy and (ii) an Opinion of
Counsel  to the  effect  that such  action  will not  adversely  affect in any material  respect the interests of any  Certificateholder,  and the consent of the Enhancer shall be obtained.

(c)   If the  purpose of the  amendment  is to prevent the  imposition  of any federal or state  taxes at any time that any  Security is  outstanding  (i.e., technical  in nature),  it shall not be necessary to obtain the consent of any
Certificateholder,  but the Owner Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment  is  necessary  or  helpful  to  prevent  the
imposition   of   such   taxes   and  is  not   materially   adverse   to  any
Certificateholder and the consent of the Enhancer shall be obtained.

(d)   If the purpose of the  amendment  is to add or  eliminate  or change any provision of the Trust  Agreement  other than as  contemplated  in (b) and (c)
above,  the  amendment  shall  require (i) the consent of the  Enhancer and an
Opinion of Counsel to the effect that such action  will not  adversely  affect in any  material  respect  the  interests  of any  Certificateholder  and (ii)
either (A) a letter  from each  Rating  Agency  that such  amendment  will not cause a Rating Event,  if determined  without  regard to the Policy or (B) the consent of  Certificateholders  of each  Class of  Certificates  evidencing  a majority of the aggregate  Certificate  Percentage  Interest and the Indenture
Trustee; provided,  however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments  received that are required to
be   distributed   on  any   Certificate   without   the   consent   of   each
Certificateholder  affected thereby and the Enhancer,  or reduce the aforesaid percentage of  Certificates  the  Certificateholders  of which are required to consent to any such amendment,  without the consent of the  Certificateholders of all such Certificates then outstanding.

(e)   No amendment of this Trust  Agreement may provide for the holding of any of the Certificates in book-entry form.

(f)   If the purpose of any such  amendment  is to provide for the issuance of additional  Certificates  representing  an interest in the Trust, it shall not be  necessary  to obtain the consent of any  Certificateholder,  but the Owner
Trustee  shall be furnished  with (i) an Opinion of Counsel to the effect that such action will not  adversely  affect in any material  respect the interests of any  Certificateholders  and (B) a letter  from each  Rating  Agency to the effect  that such  amendment  will not  cause a Rating  Event,  if  determined without  regard  to the  Policy,  and the  consent  of the  Enhancer  shall be obtained.

(g)   Promptly  after the  execution  of any such  amendment  or consent,  the
Owner  Trustee  shall furnish  written  notification  of the substance of such amendment or consent to each  Certificateholder,  the Indenture  Trustee,  the
Enhancer and each of the Rating  Agencies.  It shall not be necessary  for the consent  of  Certificateholders  or the  Indenture  Trustee  pursuant  to this
Section  10.01 to approve the  particular  form of any  proposed  amendment or consent,  but it  shall  be  sufficient  if such  consent  shall  approve  the substance  thereof.  The  manner of  obtaining  such  consents  (and any other consents of Certificateholders  provided for in this Trust Agreement or in any other Basic  Document) and of evidencing  the  authorization  of the execution
thereof  by   Certificateholders   shall  be   subject   to  such   reasonable
requirements as the Owner Trustee may prescribe.

(h)   In  connection  with the  execution of any amendment to any agreement to which  the  Trust is a party,  other  than  this  Trust  Agreement,  the Owner
Trustee shall be entitled to receive and conclusively  rely upon an Opinion of
Counsel to the effect that such  amendment is  authorized  or permitted by the documents  subject to such amendment and that all conditions  precedent in the
Basic  Documents for the  execution  and delivery  thereof by the Trust or the
Owner Trustee, as the case may be, have been satisfied.

      Promptly  after the  execution of any  amendment to the  Certificate  of
Trust,  the Owner  Trustee shall cause the filing of such  amendment  with the
Secretary of State.

Section 10.02.    No  Legal  Title  to Trust  Estate.  The  Certificateholders
shall  not  have  legal   title  to  any  part  of  the  Trust   Estate.   The
Certificateholders  shall be entitled to receive distributions with respect to their undivided  beneficial  interest therein only in accordance with Articles
V and VIII.  No  transfer,  by operation  of law or  otherwise,  of any right, title  or  interest  of  the  Certificateholders  to and  in  their  ownership interest in the Trust Estate shall operate to terminate  this Trust  Agreement or the trusts  hereunder or entitle any  transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 10.03.    Limitations  on Rights of Others.  Except for Section  2.07,
the  provisions  of this Trust  Agreement  are  solely for the  benefit of the
Owner Trustee,  the Depositor,  the  Certificateholders,  the Enhancer and, to
the  extent  expressly   provided  herein,   the  Indenture  Trustee  and  the
Noteholders,  and nothing in this Trust  Agreement  (other than Section 2.07), whether  express or implied,  shall be  construed  to give to any other Person any legal or equitable right,  remedy or claim in the Trust Estate or under or in respect of this Trust Agreement or any covenants,  conditions or provisions contained herein.

Section 10.04.    Notices.

(a)   Unless otherwise  expressly  specified or permitted by the terms hereof, all notices  shall be in writing and shall be deemed  given upon  receipt:  if to the Owner  Trustee,  addressed to its  Corporate  Trust  Office;  if to the
Certificate Paying Agent, addressed to __________________,  with a copy to the
Corporate  Trust  Office  of  the  Indenture  Trustee,  if to  the  Depositor,
addressed to Residential Asset Mortgage  Products,  Inc., 8400 Normandale Lake
Boulevard, Suite 600, Minneapolis,  Minnesota 55437, Attention: President, Re:
Home Equity Loan Trust Series [    ]-[   ];  if to the Enhancer,  addressed to
_________________,  if to the Rating Agencies,  addressed to Moody's Investors
Service,  Inc.,  99 Church  Street,  4th Floor,  New York,  New York 10001 and
Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc., 55 Water
Street, New York, New York 10004,  Attention:  Structured Finance Department -
MBS; or, as to each of the foregoing  Persons,  at such other address as shall be  designated  by such  Person  in a  written  notice  to  each of the  other foregoing Persons.

(b)   Any notice  required  or  permitted  to be given to a  Certificateholder shall be given by first-class  mail,  postage prepaid,  at the address of such
Certificateholder as shown in the Certificate  Register.  Any notice so mailed within the time  prescribed  in this Trust  Agreement  to a  Certificateholder shall be  conclusively  presumed to have been duly given,  whether or not such
Certificateholder receives such notice.

(c)   A copy of any notice  delivered to the Owner  Trustee or the Trust shall also be delivered to the Depositor.

Section 10.05.    Severability.  Any  provision of this Trust  Agreement  that is  prohibited  or  unenforceable  in  any  jurisdiction  shall,  as  to  such
jurisdiction,   be   ineffective   to  the  extent  of  such   prohibition  or
unenforceability  without  invalidating the remaining  provisions  hereof, and any  such  prohibition  or  unenforceability  in any  jurisdiction  shall  not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.06.    Separate   Counterparts.   This  Trust   Agreement   may  be
executed by the parties  hereto in any number of  counterparts,  each of which
when  so  executed  and  delivered   shall  be  an  original,   but  all  such
counterparts shall together constitute but one and the same instrument.

Section 10.07.    Successors  and Assigns.  All  representations,  warranties, covenants and agreements  contained herein shall be binding upon, and inure to the benefit of, each of the  Enhancer,  the  Depositor,  the Owner Trustee and
its  successors  and each  Certificateholder  and its successors and permitted assigns,  all as herein provided.  Any request,  notice,  direction,  consent, waiver or other  instrument  or action by a  Certificateholder  shall bind the successors and assigns of such Certificateholder.

Section 10.08.    No  Petition.  The  Owner  Trustee,  by  entering  into this
Trust  Agreement,  and each  Certificateholder,  by  accepting a  Certificate, hereby  covenant  and agree that they will not at any time  institute  against the Depositor or the Trust, or join in any  institution  against the Depositor or the Trust of, any  bankruptcy  Proceedings  under any United States federal or state  bankruptcy or similar law in connection  with any obligations to the
Certificates,  the  Notes,  this  Trust  Agreement  or any of the other  Basic
Documents.

Section 10.09.    No  Recourse.   Each   Certificateholder,   by  accepting  a
Certificate,    acknowledges   that   such   Certificateholder's   Certificate
represents a beneficial  interest in the Trust only and does not  represent an interest in or obligation of the  Depositor,  the Sellers,  the Owner Trustee,
the Indenture  Trustee or any Affiliate  thereof,  and that no recourse may be had against  such  Persons or their  assets,  except as may be  expressly  set forth or contemplated in the  Certificates,  this Trust Agreement or the other
Basic Documents.

Section 10.10.    Headings.   The   headings  of  the  various   Articles  and
Sections  herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.11.    GOVERNING  LAW. THIS TRUST  AGREEMENT  SHALL BE CONSTRUED IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF DELAWARE,  WITHOUT  REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.12.    Integration.  This Trust  Agreement  constitutes  the entire agreement  among the parties  hereto  pertaining to the subject  matter hereof and supersedes all prior agreements and understanding pertaining thereto.

Section 10.13.    Rights    of    Enhancer    to    Exercise    Rights   of
Certificateholders.  By  accepting  its  Certificate,  each  Certificateholder agrees that unless a Enhancer  Default  exists,  the  Enhancer  shall have the right to  exercise  all  rights of the  Certificateholders  under  this  Trust
Agreement  without any further consent of the  Certificateholders.  Nothing in this  Section,  however,  shall  alter or  modify  in any way,  the  fiduciary obligations  of the Owner Trustee to the  Certificateholders  pursuant to this
Trust  Agreement,  or create any fiduciary  obligation of the Owner Trustee to the  Enhancer.  The Enhancer  shall be an express third party  beneficiary  of this Trust Agreement.

      IN WITNESS  WHEREOF,  the  Depositor  and the Owner  Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly authorized, all as of the day and year first above written.

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                       as Depositor

                                    By:
                                          Name: Patricia C. Taylor
                                          Title: Vice President

                                    ________________,
                                       not in its individual capacity but
                                       solely as Owner Trustee, except with
                                       respect to the representations and
                                       warranties contained in Section 6.03
                                       hereof

                                    By:
                                          Name:
                                          Title:

Acknowledged and Agreed:

________________,
   as Indenture Trustee, Certificate Registrar
   and Certificate Paying Agent

By:
      Name:
      Title:

                                  EXHIBIT A

                             FORM OF CERTIFICATE

      THIS  CERTIFICATE IS  SUBORDINATED IN RIGHT OF PAYMENT TO THE TERM NOTES
AND THE  VARIABLE  PAY  REVOLVING  NOTES AS  DESCRIBED  IN THE  AGREEMENT  (AS
DEFINED HEREIN).

      THIS CERTIFICATE IS ISSUED IN THE PERCENTAGE INTEREST SET FORTH BELOW.

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND STATE  LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT
FROM  REGISTRATION  UNDER SUCH ACT AND SUCH STATE LAWS AND IS  TRANSFERRED  IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

      NO TRANSFER  OF THIS  CERTIFICATE  SHALL BE MADE UNLESS THE  CERTIFICATE
REGISTRAR  SHALL HAVE  RECEIVED  EITHER (i) A  REPRESENTATION  LETTER FROM THE
TRANSFEREE OF THIS  CERTIFICATE  TO THE EFFECT THAT SUCH  TRANSFEREE IS NOT AN
EMPLOYEE  BENEFIT  OR  OTHER  PLAN  SUBJECT  TO  THE  PROHIBITED   TRANSACTION
RESTRICTIONS  AND THE FIDUCIARY  RESPONSIBILITY  REQUIREMENTS  OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975
OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED  (THE  "CODE"),  ANY PERSON
ACTING,  DIRECTLY  OR  INDIRECTLY,  ON BEHALF  OF ANY SUCH PLAN OR ANY  PERSON
USING  "PLAN   ASSETS,"   WITHIN  THE  MEANING  OF  THE  DEPARTMENT  OF  LABOR
REGULATIONS  SECTION  2510.3-101,  TO ACQUIRE THIS CERTIFICATE  (EACH, A "PLAN
INVESTOR"),  OR (ii) IF THIS  CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE
NAME OF A PLAN INVESTOR,  AN OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND
SUBSTANCE  SATISFACTORY TO THE DEPOSITOR,  THE OWNER TRUSTEE, THE SERVICER AND
THE CERTIFICATE REGISTRAR,  OR A CERTIFICATION IN THE FORM OF EXHIBIT G TO THE
AGREEMENT,  TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS
PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN  A
PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE
(OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT
THE DEPOSITOR,  THE OWNER TRUSTEE,  THE SERVICER OR THE CERTIFICATE  REGISTRAR
TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  OR LIABILITIES  UNDER
SECTION  406 OF ERISA  OR  SECTION  4975 OF THE  CODE)  IN  ADDITION  TO THOSE
UNDERTAKEN IN THE AGREEMENT.

      THE  TRANSFEREE  OF THIS  CERTIFICATE  SHALL BE SUBJECT TO UNITED STATES
FEDERAL  WITHHOLDING TAX UNLESS THE CERTIFICATE  REGISTRAR SHALL HAVE RECEIVED
A CERTIFICATE OF NON-FOREIGN  STATUS CERTIFYING AS TO THE TRANSFEREE'S  STATUS
AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

      THIS  CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE
SELLERS,  THE  DEPOSITOR,  THE  SERVICER,  THE  INDENTURE  TRUSTEE,  THE OWNER
TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY  PROVIDED
IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Certificate No. 1

Cut-Off Date:
_________________

Date of Trust Agreement:
________________

First Payment Date:                              Percentage Interest: 100%
_________________

Final Payment Date:
_________________

           HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES [    ]-[   ]

      evidencing  a  fractional  undivided  interest in Home Equity Loan Trust
[    ]-[   ] (the "Issuer"),  the property of which consists  primarily of the
Mortgage Loans.

      This  Certificate is payable solely from the assets of the Trust Estate, and does not  represent an  obligation  of or interest in the  Depositor,  the
Sellers,  the Servicer,  the Indenture  Trustee or the Owner Trustee or any of
their  Affiliates.  This  Certificate  is not  guaranteed  or  insured  by any governmental agency or instrumentality or by the Depositor,  the Sellers,  the
Servicer,  the  Indenture  Trustee  or the  Owner  Trustee  or  any  of  their affiliates.  None of the Depositor,  the Sellers, the Servicer,  the Indenture
Trustee  or the  Owner  Trustee  or any of  their  Affiliates  will  have  any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

      This certifies  that  _________________  is the registered  owner of the
Certificate  Percentage  Interest  evidenced by this Certificate (as set forth on the face  hereof)  in  certain  distributions  with  respect  to the  Trust
Estate,  consisting  primarily of the Mortgage  Loans,  created by Residential
Asset  Mortgage  Products,  Inc.  (the  "Depositor").  The Trust  (as  defined
herein)   was   created   pursuant   to  a  trust   agreement   dated   as  of
________________   (as  amended  and  supplemented  from  time  to  time,  the
"Agreement"),  between the  Depositor and  ________________,  as owner trustee
(the "Owner  Trustee,"  which term  includes  any  successor  entity under the
Agreement),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  Capitalized  terms  used  herein  that  are  not  otherwise defined  shall  have  the  meanings  ascribed  thereto  in  Appendix  A to the indenture  dated as of  ________________,  between the Trust and the Indenture
Trustee.  This  Certificate  is issued  under  and is  subject  to the  terms,
provisions  and  conditions  of  the   Agreement,   to  which   Agreement  the
Certificateholder  of this  Certificate  by  virtue of the  acceptance  hereof assents and by which such Certificateholder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of March,  June,  September  and December or, if such 25th day is not a Business  Day, the  Business Day  immediately  following  (the  "Payment
Date"),  commencing on the first Payment Date specified above, or as otherwise determined  in  accordance  with the Trust  Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last day
(or if such last day is not a  Business  Day,  the  Business  Day  immediately preceding such last day) of the month immediately  preceding the month of such distribution  (the "Record Date"),  in an amount equal to the pro rata portion evidenced by this Certificate (based on the Percentage  Interest stated on the
face  hereon)  of  the  amount,   if  any,   required  to  be  distributed  to
Certificateholders  of  Certificates  on such Payment Date.  Distributions  on this  Certificate will be made as provided in the Agreement by the Certificate
Paying  Agent by wire  transfer or check  mailed to the  Certificateholder  of record in the Certificate  Register  without the  presentation or surrender of this  Certificate  or the  making  of any  notation  hereon.  Pursuant  to the
Agreement, the Trust has issued one Class of Certificates.

      Except as otherwise  provided in the Agreement and  notwithstanding  the above,  the final  distribution  on this  Certificate  will be made  after due notice by the  Certificate  Paying Agent of the pendency of such  distribution and only upon  presentation and surrender of this Certificate at the office or agency  designated by the  Certificate  Registrar for that purpose in the City and State of New York.

      No transfer  of this  Certificate  will be made unless such  transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended (the  "Securities  Act"),  and any applicable state securities laws or is made in  accordance  the  Securities  Act and such state laws. In the event that such a  transfer  is to be made,  (i) the  Certificate  Registrar  or the
Depositor  may  require an opinion  of counsel  acceptable  to and in form and substance  satisfactory  to the  Certificate  Registrar and the Depositor that such transfer is exempt  (describing  the  applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements of the Securities  Act, and of any  applicable  statute of any state and (ii) the transferee  shall  execute an investment  letter in the form  described in the
Agreement and (iii) the Certificate  Registrar shall require the transferee to execute an investment  letter and a Certificate of  Non-Foreign  Status in the form described by the Agreement (or if a Certificate of Non-Foreign  Status is
not  provided,  an Opinion of Counsel as  described in the  Agreement),  which investment  letter and  certificate  or Opinion of Counsel shall not be at the expense of the Trust,  the Owner  Trustee,  the  Certificate  Registrar or the
Depositor.  The  Certificateholder  hereof  desiring to effect  such  transfer shall, and does hereby agree to,  indemnify the Trust, the Owner Trustee,  the
Depositor,  the Servicer and the Certificate  Registrar  against any liability that may result if the transfer is not so exempt or is not made in  accordance with such federal and state laws. In connection  with any such  transfer,  the
Certificate  Registrar (unless otherwise  directed by the Depositor) will also require either (i) a  representation  letter,  in the form as described by the
Agreement,  stating that the  transferee  is not an employee  benefit or other plan  subject to the  prohibited  transaction  restrictions  or the  fiduciary responsibility  requirements  of ERISA or Section 4975 of the Code (a "Plan"),
any person acting,  directly or indirectly,  on behalf of any such Plan or any
Person using the "plan assets,"  within the meaning of the Department of Labor
Regulations Section 2510.3-101,  to effect such acquisition  (collectively,  a
"Plan Investor") or (ii) if such transferee is a Plan Investor,  an opinion of
counsel  acceptable  to  and  in  form  and  substance   satisfactory  to  the
Depositor,  the Owner Trustee, the Servicer and the Certificate Registrar,  or
a certification in the form of Exhibit G to the Agreement,  to the effect that the purchase or holding of such  Certificate is permissible  under  applicable law, will not constitute or result in a prohibited  transaction  under Section
406 of ERISA or  Section  4975 of the Code (or  comparable  provisions  of any subsequent enactments) and will not subject the Depositor,  the Owner Trustee, the  Servicer or the  Certificate  Registrar  to any  obligation  or liability
(including  obligations or  liabilities  under Section 406 of ERISA or Section
4975 of the Code) in addition to those undertaken in the Agreement.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates designated as Home Equity  Loan-Backed  Certificates  of the Series  specified hereon (the "Certificates").

      The  Certificateholder  of this Certificate,  by its acceptance  hereof, agrees  that it will look  solely to the funds on deposit in the  Distribution
Account that have been  released  from the Lien of the  Indenture  for payment hereunder  and that neither the Owner Trustee in its  individual  capacity nor the Depositor is personally  liable to the  Certificateholders  for any amount payable  under this  Certificate  or the  Agreement  or,  except as  expressly provided in the Agreement, subject to any liability under the Agreement.

      The  Certificateholder of this Certificate  acknowledges and agrees that its  rights to  receive  distributions  in  respect  of this  Certificate  are subordinated to the rights of the Noteholders as described in the Indenture.

      Each  Certificateholder,  by its acceptance of a Certificate,  covenants and agrees that such  Certificateholder will not at any time institute against the Depositor,  or join in any institution  against the Depositor or the Trust of, any  bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings,  or other  proceedings  under any United States  federal or state bankruptcy or similar law in connection with any  obligations  relating to the
Certificates, the Notes, the Agreement or any of the other Basic Documents.

      The  Agreement   permits  the  amendment  thereof  as  specified  below,
provided that any amendment be  accompanied by the consent of the Enhancer and an Opinion of Counsel to the Owner  Trustee to the effect that such  amendment complies with the  provisions of the Agreement and will not cause the Trust to be subject to an entity  level tax.  If the purpose of any such  amendment  is to correct any mistake,  eliminate  any  inconsistency,  cure any ambiguity or deal with any  matter not  covered,  it shall not be  necessary  to obtain the consent of any  Certificateholder,  but the Owner  Trustee  shall be furnished with a letter from each Rating Agency to the effect that such  amendment  will not cause a Rating Event,  determined  without  regard to the Policy,  and the consent  of the  Enhancer  shall  be  obtained.  If the  purpose  of any  such amendment  is to prevent the  imposition  of any federal or state taxes at any time that any  Security is  Outstanding,  it shall not be  necessary to obtain the  consent  of the any  Certificateholder,  but the Owner  Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment  is  necessary  or helpful to prevent the imposition of such taxes and is not materially  adverse to any  Certificateholder  and the consent of the Enhancer  shall be obtained.
If  the  purpose  of  the  amendment  is to add or  eliminate  or  change  any provision  of the  Agreement,  other than as specified  in the  preceding  two sentences,  the amendment  shall require  either (a) a letter from each Rating
Agency to the  effect  that  such  amendment  will not  cause a Rating  Event,
determined   without   regard   to  the   Policy   or  (b)  the   consent   of
Certificateholders   of  a  majority  of  the  Percentage   Interests  of  the
Certificates  and  the  Indenture  Trustee;  provided,  however,  that no such amendment  shall (i) reduce in any manner the amount of, or delay the time of, payments  received  that are  required to be  distributed  on any  Certificate without  the  consent  of all  Certificateholders  affected  thereby  and  the
Enhancer,  or  (ii)  reduce  the  aforesaid  percentage  of  Certificates  the
Certificateholders  of which are  required  to consent  to any such  amendment without the consent of the  Certificateholders  of all such  Certificates then outstanding.

      As provided in the Agreement and subject to certain  limitations therein
set  forth,   the  transfer  of  this   Certificate  is  registerable  in  the
Certificate  Register upon surrender of this  Certificate for  registration of transfer at the offices or agencies of the  Certificate  Registrar  maintained in the City and State of New York,  accompanied  by a  written  instrument  of transfer in form  satisfactory to the  Certificate  Registrar duly executed by
the  Certificateholder  hereof  or  such  Certificateholder's   attorney  duly
authorized  in  writing,  and  thereupon  one  or  more  new  Certificates  of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest   will  be  issued  to  the   designated   transferee.   The  initial
Certificate Registrar appointed under the Agreement is the Owner Trustee.

      Except as provided in the Agreement,  the Certificates are issuable only in minimum  denominations  of a 10.0000%  Percentage  Interest and in integral multiples of a 0.0001% Percentage  Interest in excess thereof.  As provided in the  Agreement  and  subject to certain  limitations  therein  set forth,  the
Certificates   are   exchangeable   for   new   Certificates   of   authorized
denominations,  as requested by the  Certificateholder  surrendering the same.
This Certificate is issued in the Percentage Interest above.

      No service charge will be made for any such  registration of transfer or exchange,  but the Owner  Trustee or the  Certificate  Registrar  may  require payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection therewith.

      The  Owner  Trustee,  the  Certificate  Paying  Agent,  the  Certificate
Registrar and any agent of the Owner Trustee,  the  Certificate  Paying Agent, or the  Certificate  Registrar  may  treat  the  Person  in  whose  name  this
Certificate  is registered  as the owner hereof for all purposes,  and none of the Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar or
any such agent shall be affected by any notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of Delaware.

      The obligations  created by the Agreement in respect of this Certificate and the Trust created thereby shall  terminate upon the final  distribution of all moneys or other  property or proceeds  of the Trust  Estate in  accordance with the terms of the Indenture and the Agreement.

      Unless  the  certificate  of  authentication   hereon  shall  have  been
executed by an authorized  officer of the Owner Trustee,  or an authenticating agent by manual  signature,  this  Certificate  shall not be  entitled  to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                       HOME EQUITY LOAN TRUST [    ]-[   ]

                                       By:        ________________,
                                              not in its individual capacity
                                              but solely as Owner Trustee

Dated: ________________                By:
                                            Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

________________,
not in its individual capacity
but solely as Owner Trustee

By:
        Authorized Signatory

or                                 ,
as Authenticating Agent of the Owner Trustee

By:
        Authorized Signatory

                                  ASSIGNMENT

 FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                       PLEASE INSERT SOCIAL SECURITY OR
                     OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                                  _____________________________________ */
                                            Signature Guaranteed:

                                       ___________________________ */

*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for the information of the
Certificate Paying Agent:

      Distribution shall be made by wire transfer in immediately available funds to

for the account of
                                                          , account number
                            , or, if mailed by check, to
                            .

      Applicable statements should be mailed to
                                    .

                                       ________________________________
                                       Signature of assignee or agent
                                       (for authorization of wire
                                       transfer only)

                                  EXHIBIT B

                             CERTIFICATE OF TRUST

                                      OF

                     HOME EQUITY LOAN TRUST [    ]-[   ]

      THE  UNDERSIGNED,  ________________,  as owner trustee (the  "Trustee"), for the purpose of forming a statutory trust does hereby certify as follows:

      1.    The name of the statutory trust is:

            HOME EQUITY LOAN TRUST [    ]-[   ]

      2.    The name and  business  address of the  Trustee  of the  statutory trust in the State Delaware is ________________, ___________________.

      3.    The statutory  trust reserves the right to amend,  alter,  change, or repeal any provision  contained in this  Certificate of Trust in the manner now or hereafter prescribed by law.

      4.    This Certificate of Trust shall be effective upon filing.

      THE UNDERSIGNED,  being the Trustee  hereinbefore named, for the purpose of forming a  statutory  trust  pursuant  to the  provisions  of the  Delaware
Statutory  Trust Act, does make this  certificate of trust,  hereby  declaring and further  certifying  that this is its act and deed and that to the best of the undersigned's knowledge and belief the facts herein stated are true.

                                       ________________,
                                          not in its individual capacity but
                                          solely as owner trustee under the
                                          trust agreement to be dated as of
                                          ________________

                                       By:
                                          Name:
                                          Title:

Dated:  _________________

                                  EXHIBIT C

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:

      The undersigned seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A Securities  described  above to the  undersigned  buyer
(the "Buyer").

      1.    In  connection  with  such  transfer  and in  accordance  with the agreements  pursuant to which the Rule 144A Securities were issued, the Seller hereby  certifies  the following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other  similar  security  to,  or  solicited  any  offer  to buy or  accept  a transfer,  pledge  or other  disposition  of the  Rule  144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security with, any  person  in any  manner,  or made  any  general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute  a  distribution  of the  Rule  144A  Securities  under  the
Securities Act of 1933, as amended (the "1933 Act"),  or that would render the disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933
Act or  require  registration  pursuant  thereto,  and that the Seller has not offered  the Rule  144A  Securities  to any  person  other  than the  Buyer or another  "qualified  institutional  buyer" as  defined  in Rule 144A under the
1933 Act.

      2.    The Buyer  warrants and  represents  to, and covenants  with,  the
Owner  Trustee  and the  Depositor,  pursuant  to  Section  3.05 of the  trust agreement dated as of ________________ (the "Agreement"),  between Residential
Asset  Mortgage   Products,   Inc.,  as  depositor  (the   "Depositor"),   and
________________, as owner trustee (the "Owner Trustee"), as follows:

            a. The Buyer  understands  that the Rule 144A  Securities have not been registered under the 1933 Act or the securities laws of any state.

            b.  The  Buyer  considers  itself  a  substantial,   sophisticated
      institutional   investor   having  such   knowledge  and  experience  in
      financial  and  business  matters that it is capable of  evaluating  the merits and risks of investment in the Rule 144A Securities.

            c. The Buyer has been  furnished  with all  information  regarding the Rule 144A  Securities  that it has  requested  from the Seller,  the
      Indenture Trustee, the Owner Trustee or the Servicer.

            d.  Neither  the  Buyer  nor  anyone  acting  on  its  behalf  has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule
      144A  Securities,  any interest in the Rule 144A Securities or any other similar  security  to,  or  solicited  any  offer  to  buy or  accept  a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest  in the Rule  144A  Securities  or any other  similar  security from, or otherwise  approached  or  negotiated  with respect to the Rule
      144A  Securities,  any interest in the Rule 144A Securities or any other similar  security  with,  any person in any manner,  or made any general solicitation by means of general  advertising or in any other manner, or taken any other  action,  that would  constitute a  distribution  of the
      Rule  144A  Securities  under  the 1933  Act or that  would  render  the disposition of the Rule 144A  Securities a violation of Section 5 of the
      1933 Act or require registration  pursuant thereto, nor will it act, nor has it  authorized  or will it  authorize  any  person  to act,  in such manner with respect to the Rule 144A Securities.

            e. The  Buyer is a  "qualified  institutional  buyer" as that term is defined in Rule 144A under the 1933 Act and has  completed  either of the forms of  certification to that effect attached hereto as Annex 1 or
      Annex 2.  The  Buyer  is  aware  that  the  sale to it is being  made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A  Securities for its own  account or the  accounts of other  qualified  institutional buyers,  understands  that  such  Rule 144A  Securities  may be  resold, pledged or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer that purchases for its own account or for the account of a qualified  institutional  buyer to whom notice is given that the  resale,  pledge or  transfer is being made in reliance on Rule
      144A, or (ii) pursuant to another exemption from registration  under the
      1933 Act.

      3.    The Buyer represents that:

            (i)   either (a) or (b) is satisfied, as marked below:

                              a.  The  Buyer is not any employee  benefit plan
            subject to the Employee  Retirement  Income  Security Act of 1974,
            as amended  ("ERISA"),  or the Internal  Revenue Code of 1986,  as
            amended (the "Code"), a Person acting, directly or indirectly,  on behalf of any such plan or any Person acquiring such  Certificates with "plan assets" of a Plan within the meaning of the  Department of Labor Regulations Section 2510.3-101; or

                              b.  The  Buyer will provide the  Depositor,  the
            Owner  Trustee,  the  Certificate  Registrar and the Servicer with either: (x) an opinion of counsel,  satisfactory to the Depositor, the Owner Trustee, the Certificate  Registrar and the Servicer, to
            the effect that the  purchase and holding of a  Certificate  by or on behalf of the Buyer is permissible  under  applicable law, will not  constitute  or  result  in  a  prohibited  transaction  under
            Section  406 of ERISA or Section  4975 of the Code (or  comparable provisions of any subsequent  enactments) and will not subject the
            Depositor,  the Owner Trustee,  the  Certificate  Registrar or the
            Servicer to any  obligation  or liability  (including  liabilities under  ERISA or  Section  4975 of the Code) in  addition  to those undertaken in the Trust Agreement,  which opinion of counsel shall not be an  expense  of  the  Depositor,  the  Owner  Trustee,  the
            Certificate  Registrar  or the  Servicer;  or (y) in  lieu of such opinion of counsel,  a  certification  in the form of Exhibit G to the Trust Agreement; and

            (ii)  the  Buyer  is  familiar  with  the  prohibited  transaction restrictions and fiduciary  responsibility  requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands  that each of the parties to which this  certification  is made is relying and will continue to rely on the statements made in this paragraph 3.

      This  document  may be executed in one or more  counterparts  and by the different  parties  hereto on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an  original;  such  counterparts,  together, shall constitute one and the same document.

      Capitalized  terms used herein that are not otherwise defined shall have the  meanings  ascribed  thereto in  Appendix A to the  indenture  dated as of
________________, between the Trust and the Indenture Trustee.

      IN WITNESS  WHEREOF,  each of the parties has executed  this document as of the date set forth below.

Print Name of Seller                     Print Name of Buyer

By:                                         By:
   Name:                                  Name:
   Title:                                   Title:

Taxpayer Identification:                 Taxpayer Identification:

No.                                         No.

Date:                                    Date:

                                                          ANNEX 1 TO EXHIBIT C

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows in connection with the Rule
144A Investment Representation to which this certification is attached:

      1.    As indicated below, the undersigned is the President, Chief
Financial Officer, Senior Vice President or other executive officer of the
Buyer.

      2.    In connection with purchases by the Buyer, the Buyer is a
"qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or
invested on a discretionary basis $                                (1) in
securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

                  Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution),
            Massachusetts or similar statutory trust, partnership, or
            charitable organization described in Section 501(c)(3) of the
            Internal Revenue Code.

                  Bank.  The Buyer (a) is a national bank or banking
            institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  Savings and Loan.  The Buyer (a) is a savings and loan
            association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

                  Broker-Dealer.  The Buyer is a dealer registered pursuant
            to Section 15 of the Securities Exchange Act of 1934, as amended.

                  Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

                  State or Local Plan.  The Buyer is a plan established and
            maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

                  ERISA Plan.  The Buyer is an employee benefit plan within
            the meaning of Title I of the Employee Retirement Income Security
            Act of 1974, as amended.

                  Investment Adviser.  The Buyer is an investment adviser
            registered under the Investment Advisers Act of 1940. as amended.

                  SBIC.  The Buyer is a Small Business Investment Company
            licensed by the U.S. Small Business Administration under Section
            301(c) or (d) of the Small Business Investment Act of 1958, as
            amended.

                  Business Development Company.  The Buyer is a business
            development company as defined in Section 202(a)(22) of the
            Investment Advisers Act of 1940, as amended.

                  Trust Fund.  The Buyer is a trust fund whose trustee is a
            bank or trust company and whose participants are exclusively (a)
            plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees, or
            (b) employee benefit plans within the meaning of Title I of the
            Employee Retirement Income Security Act of 1974, as amended, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

      3.    The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the
Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv)
loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

      4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the  Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5.    The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A
Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                          Will the Buyer be purchasing the
      Rule 144A
             Yes       No     Securities only for the Buyer's own account?

      6.    If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule
144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule
144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule
144A.

      7.    The Buyer will notify each of the parties to which this
certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A
Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                       Print Name of Buyer

                                       By:
                                             Name:
                                             Title:

                                       Date:

                                                          ANNEX 2 TO EXHIBIT C

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

      The undersigned hereby certifies as follows in connection with the Rule
144A Investment Representation to which this certification is attached:

      1.    As indicated below, the undersigned is the President, Chief
Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a
"qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

      2.    In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and
(ii) as marked below, the Buyer alone, or the Buyer's Family of Investment
Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the
Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

                        The Buyer owned
                  $                                       in securities
                  (other than the excluded securities referred to below) as
                  of the end of the Buyer's most recent fiscal year (such
                  amount being calculated in accordance with Rule 144A).

                        The Buyer is part of a Family of Investment Companies
                  which owned in the aggregate $
                  in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal
                  year (such amount being calculated in accordance with Rule
                  144A).

      3.    The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4.    The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Buyer or are part of the
Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
(vi) currency, interest rate and commodity swaps.

      5.    The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

      6.    The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                       Print Name of Buyer

                                       By:
                                          Name:
                                          Title:

                                       IF AN ADVISER:

                                       Print Name of Buyer

                                       Date:

                                  EXHIBIT D

                    FORM OF INVESTOR REPRESENTATION LETTER

                      ,

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

________________
________________
________________
________________
Attention:  ________________

            Re:   Residential Asset Mortgage Products, Inc.,
                  Home Equity Loan-Backed Certificates, Series [    ]-[   ]

Ladies and Gentlemen:

            ___________________  (the  "Purchaser")  intends to purchase  from
                               (the   "Seller")                %   Certificate
Percentage  Interest  of  Series  [    ]-[   ]  (the  "Certificates"),  issued
pursuant  to the trust  agreement  dated as of  ________________  (the  "Trust
Agreement"),  between Residential Asset Mortgage Products,  Inc., as depositor
(the  "Depositor")  and   ________________,   as  owner  trustee  (the  "Owner
Trustee"),  as  acknowledged  and agreed by  ________________,  as Certificate
Registrar.  Capitalized  terms  used  herein  that are not  otherwise  defined shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of  ________________,  between  the Trust and the  Indenture  Trustee.  The
Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

            1.    The Purchaser  understands  that (a) the  Certificates  have not been and will not be  registered or qualified  under the  Securities
      Act of 1933, as amended (the "Act"),  or any state  securities  law, (b)
      the Company is not required to so register or qualify the  Certificates,
      (c) the  Certificates  may be resold only if  registered  and  qualified pursuant to the  provisions of the Act or any state  securities  law, or if an exemption from such  registration and  qualification is available,
      (d) the Trust Agreement contains restrictions  regarding the transfer of the  Certificates  and (e) the  Certificates  will  bear a legend to the foregoing effect.

            2.    The  Purchaser is  acquiring  the  Certificates  for its own account  for  investment  only  and not  with a view  to or for  sale in connection  with any  distribution  thereof  in any  manner  that  would violate the Act or any applicable state securities laws.

            3.    The   Purchaser   is   (a)  a   substantial,   sophisticated
      institutional   investor   having  such   knowledge  and  experience  in
      financial  and business  matters,  and, in  particular,  in such matters related  to  securities  similar  to the  Certificates,  such that it is capable  of  evaluating  the  merits  and  risks  of  investment  in the
      Certificates,  (b) able to bear the economic risks of such an investment and (c) an  "accredited  investor"  within the  meaning  of Rule  501(a)
      promulgated pursuant to the Act.

            4.    The  Purchaser  has  been  furnished  with,  and  has had an opportunity  to  review a copy of the  Trust  Agreement  and such  other information  concerning  the  Certificates,  the Mortgage  Loans and the
      Depositor as has been  requested by the Purchaser  from the Depositor or the Seller and is relevant to the  Purchaser's  decision to purchase the
      Certificates.  The  Purchaser  has had any  questions  arising from such review  answered by the Depositor or the Seller to the  satisfaction  of the Purchaser.

            5.    The  Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell, dispose of or otherwise  transfer any Certificate,  any interest in any Certificate or any other similar security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition  of other  transfer  of any  Certificate,  any interest in any  Certificate or any other similar security  from any  person in any  manner,  (c)  otherwise  approach  or
      negotiate  with  respect  to  any  Certificate,   any  interest  in  any
      Certificate  or any  other  similar  security  with  any  person  in any
      manner,   (d)  make  any  general   solicitation  by  means  of  general
      advertising  or in any other manner or (e) take any other  action,  that
      (as to any of (a) through (d) above) would  constitute a distribution of any Certificate  under the Act, that would render the disposition of any
      Certificate a violation of Section 5 of the Act or any state  securities law,  or that  would  require  registration  or  qualification  pursuant thereto.  The Purchaser  will not sell or otherwise  transfer any of the
      Certificates,  except in  compliance  with the  provisions  of the Trust
      Agreement.

            6.    The Purchaser represents:

                  (i) that either (a) or (b) is satisfied, as marked below:

                              a.    The Purchaser is not any employee  benefit
            plan subject to the  Employee  Retirement  Income  Security Act of
            1974, as amended ("ERISA"),  or the Internal Revenue Code of 1986, as amended (the "Code"), a Person acting,  directly or indirectly,
            on  behalf  of  any  such  plan  or  any  Person   acquiring  such
            Certificates  with "plan  assets" of a Plan  within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                              b.    The Purchaser  will provide the Depositor,
            the Owner  Trustee,  the  Certificate  Registrar  and the Servicer
            with  either:  (x) an  opinion  of  counsel,  satisfactory  to the
            Depositor,  the Owner Trustee,  the Certificate  Registrar and the
            Servicer,  to the  effect  that  the  purchase  and  holding  of a
            Certificate by or on behalf of the Purchaser is permissible  under applicable  law,  will not  constitute  or result in a  prohibited transaction  under  Section  406 of ERISA or  Section  4975 of the
            Code (or comparable  provisions of any subsequent  enactments) and
            will  not  subject  the   Depositor,   the  Owner   Trustee,   the
            Certificate  Registrar  or  the  Servicer  to  any  obligation  or liability  (including  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Trust Agreement,
            which   opinion  of  counsel  shall  not  be  an  expense  of  the
            Depositor,  the Owner Trustee,  the  Certificate  Registrar or the
            Servicer;   or  (y)  in  lieu  of  such  opinion  of  counsel,   a
            certification in the form of Exhibit G to the Trust Agreement; and

                  (ii)  the   Purchaser  is  familiar   with  the   prohibited
      transaction  restrictions and fiduciary  responsibility  requirements of
      Sections  406  and  407 of  ERISA  and  Section  4975  of the  Code  and
      understands  that each of the  parties  to which this  certification  is made is relying  and will  continue  to rely on the  statements  made in this paragraph 6.

            7.    The Purchaser is not a non-United States person.

                                       Very truly yours,

                                       By:
                                          Name:
                                          Title:

                                  EXHIBIT E

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                ,

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

________________
________________
________________
________________
Attention:  ________________

            Re:   Residential Asset Mortgage Products, Inc.
                  Home Equity Loan-Backed Certificates, Series [    ]-[   ]

Ladies and Gentlemen:

                                  (the  "Purchaser")  intends to purchase from
                         (the  "Seller")  a  ______%  Percentage  Interest  of
Certificates of Series [    ]-[   ] (the  "Certificates"),  issued pursuant to
the trust  agreement  dated as of  ________________  (the "Trust  Agreement"),
between   Residential  Asset  Mortgage  Products,   Inc.,  as  depositor  (the
"Depositor"),  and  ________________,  as owner trustee (the "Owner Trustee"), as  acknowledged  and agreed by  ________________,  as Certificate  Registrar.
Capitalized  terms used herein that are not  otherwise  defined shall have the meanings  ascribed  thereto  in  Appendix  A to  the  indenture  dated  as  of
________________,  between  the Trust and the  Indenture  Trustee.  The Seller hereby  certifies,  represents  and  warrants  to,  and  covenants  with,  the
Depositor and the Certificate Registrar that:

      Neither  the  Seller nor  anyone  acting on its behalf has (a)  offered, pledged,  sold,  disposed of or otherwise  transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any  manner,  (b) has  solicited  any  offer  to buy or to  accept  a  pledge, disposition  or  other  transfer  of  any  Certificate,  any  interest  in any
Certificate or any other similar  security from any person in any manner,  (c)
has otherwise  approached or negotiated with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any  manner,  (d) has  made any  general  solicitation  by  means  of  general advertising  or in any other manner,  or (e) has taken any other action,  that
(as to any of (a) through (e) above) would  constitute a  distribution  of the
Certificates  under the Securities Act of 1933 (the "Act"),  that would render the  disposition of any Certificate a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification pursuant  thereto.  The  Seller  will not act,  in any manner set forth in the foregoing  sentence  with respect to any  Certificate.  The Seller has not and will  not  sell or  otherwise  transfer  any of the  Certificates,  except  in compliance with the provisions of the Trust Agreement.

                                       Very truly yours,

                                       (Seller)

                                       By:
                                          Name:
                                          Title:

                                  EXHIBIT F

                  FORM OF CERTIFICATE OF NON-FOREIGN STATUS

      This Certificate of Non-Foreign  Status is delivered pursuant to Section
3.05  of  the  trust  agreement  dated  as  of  ________________  (the  "Trust
Agreement"),  between Residential Asset Mortgage Products,  Inc., as depositor
(the "Depositor"), and ________________,  as owner trustee, in connection with the acquisition of, transfer to or possession by the  undersigned,  whether as beneficial  owner  (the  "Beneficial  Owner"),  or  nominee  on  behalf of the
Beneficial Owner of Home Equity Loan-Backed Certificates,  Series [    ]-[   ]
(the  "Certificates").  Capitalized  terms used herein that are not  otherwise defined  shall  have  the  meanings  ascribed  thereto  in  Appendix  A to the indenture  dated as of  ________________,  between the Trust and the Indenture
Trustee.

      Each holder must  complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

      In addition,  each holder shall submit with the  Certificate an IRS Form
W-9 relating to such holder.

      To confirm to the Trust that the  provisions  of  Sections  871,  881 or
1446 of the Internal  Revenue Code  (relating  to  withholding  tax on foreign
partners)  do  not  apply  in  respect  of  the   Certificates   held  by  the
undersigned, the undersigned hereby certifies:

Part I -          Complete Either A or B

            A.    Individual as Beneficial Owner

                  1.    I am (the Beneficial Owner is ) not a non-resident
                        alien for purposes of U.S. income taxation;

                  2.    My (the Beneficial Owner's) name and home address are:

                                                      ; and

                  3.    My (the Beneficial Owner's) U.S. taxpayer
                        identification number (Social Security Number) is
                        _______________________.

            B.    Corporate, Partnership or Other Entity as Beneficial Owner

                  1.                                 (Name of the Beneficial
                        Owner) is not a foreign corporation, foreign
                        partnership, foreign trust or foreign estate (as
                        those terms are defined in the Code and Treasury
                        Regulations;

                  2..   The Beneficial Owner's office address and place of
                        incorporation (if applicable) is

                                                      ; and

                  3.    The Beneficial Owner's U.S. employer identification
                        number is                                   .

Part II -   Nominees

      If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this Certificate has been made in reliance upon information contained in:

                   an IRS Form W-9

                   a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in
Beneficial Owners, the undersigned agrees to submit a new Certificate of
Non-Foreign Status to the Trust promptly after such change.

Part III -  Declaration

      The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial
Owner becomes a foreign person.  The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

      Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.

                Name

        Title (if applicable)

         Signature and Date

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                  EXHIBIT G

                     FORM OF ERISA REPRESENTATION LETTER

                          ,

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

________________
________________
________________
________________

________________
________________
________________

________________
________________
________________
________________
Attention:  ________________

            Re:   Residential Asset Mortgage Products, Inc.
                  Home Equity Loan-Backed Certificates, Series [    ]-[   ]

Dear Sirs:

                                                          (the   "Transferee")
intends   to   acquire    from                                            (the
"Transferor")  a         %  Percentage  Interest  of Home  Equity  Loan-Backed
Certificates,  Series [    ]-[   ] (the "Certificates"),  issued pursuant to a
trust  agreement  dated  as of  ________________,  between  Residential  Asset
Mortgage    Products,    Inc.,   as   depositor   (the    "Depositor"),    and
________________,  as owner trustee (the "Owner  Trustee").  Capitalized terms used herein that are not otherwise  defined  shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of  ________________,  between the Trust and the Indenture Trustee.

      The  Transferee  hereby  certifies,  represents  and  warrants  to,  and covenants with, the Depositor,  the Owner Trustee,  the Certificate  Registrar
and the Servicer that:

      The  Certificates  (i) are  not  being  acquired  by,  and  will  not be transferred to, any employee  benefit plan within the meaning of Section
      3(3) of the Employee  Retirement Income Security Act of 1974, as amended
      ("ERISA"),  or  other  retirement   arrangement,   including  individual
      retirement  accounts  and  annuities,  Keogh  plans and bank  collective investment funds and insurance  company general or separate  accounts in which  such  plans,  accounts  or  arrangements  are  invested,  that is subject to Section 406 of ERISA or Section 4975 of the Internal  Revenue
      Code of 1986, as amended (the "Code") (any of the foregoing,  a "Plan"),
      (ii) are  not being  acquired  with "plan  assets" of a Plan  within the
      meaning  of  the  Department  of  Labor  ("DOL")   Regulations   Section
      2510.3-101,  and  (iii) will  not be  transferred  to any entity that is deemed to be  investing  in plan  assets  within the  meaning of the DOL
      Regulations Section 2510.3-101.

            The  Transferee  is  familiar  with  the  prohibited   transaction
      restrictions and fiduciary  responsibility  requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands  that each of the parties to which this  certification  is made is relying and will continue to rely on the statements made herein.

                                       Very truly yours,

                                       By:
                                          Name:
                                          Title:

                                  EXHIBIT H

                        FORM OF REPRESENTATION LETTER

                          ,

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

________________
________________
________________
________________

________________
________________
________________
________________

________________
________________
________________
________________

            Re:   Residential Asset Mortgage Products, Inc.
                  Home Equity Loan-Backed Certificates, Series [    ]-[   ]

Dear Sirs:

                                                    (the "Transferee") intends
to acquire from                                             (the "Transferor")
a       % Percentage Interest of Home Equity Loan-Backed Certificates,  Series
[    ]-[   ] (the "Certificates"),  issued pursuant to a trust agreement dated as of  ________________  (the "Trust  Agreement"),  Residential Asset Mortgage
Products,  Inc., as depositor  (the  "Depositor"),  and  ________________,  as owner trustee (the "Owner  Trustee").  Capitalized  terms used herein that are not otherwise  defined shall have the meanings  ascribed thereto in Appendix A to the  indenture  dated as of  ________________,  between  the  Trust and the
Indenture Trustee.

      The  Transferee  hereby  certifies,  represents  and  warrants  to,  and covenants with, the Depositor,  the Owner Trustee,  the Certificate  Registrar
and the Servicer that:

            (1)   the  Transferee  is acquiring  the  Certificate  for its own behalf and is not acting as agent or  custodian  for any other person or entity in connection with such acquisition; and

            (2)   the  Transferee  is not a  partnership,  grantor  trust or S corporation for federal income tax purposes,  or, if the Transferee is a partnership,  grantor  trust or S  corporation  for  federal  income tax purposes,  the  Certificates  are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                                       Very truly yours,

                                       By:
                                          Name:
                                          Title:

(1)  Buyer must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.